Exhibit 10(a)83

















                              THE SOUTHERN COMPANY
                                  PENSION PLAN

                         EFFECTIVE AS OF JANUARY 1, 1997



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                                TABLE OF CONTENTS

                                                                 Page


Article I - Definitions


Article II - Eligibility

         2.1   Employees...........................................16
         2.2   Employees represented by a collective
                  bargaining agent.................................14
         2.3   Persons in military service and Employees
                  on authorized leave of absence...................14
         2.4   Employees reemployed................................15
         2.5   Participation upon return to eligible class.........15
         2.6   Exclusion of certain categories of employees........15
         2.7   Waiver of participation.............................16


Article III - Retirement

         3.1   Retirement at Normal Retirement Date................17
         3.2   Retirement at Early Retirement Date.................17
         3.3   Retirement at Deferred Retirement Date..............17


Article IV - Determination of Accredited Service

         4.1   Accredited Service pursuant to Prior Plan...........18
         4.2   Accredited Service..................................18
         4.3   Accredited Service and Years of Service
                  in respect of service of certain
                  Employees previously employed by
                  an Employing Company or by certain
                  Affiliated Employers.............................19
         4.4   Accrual of Retirement Income during period
                  of total disability..............................20
         4.5   Employees leaving Employer's service................21

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         4.6   Transfers to or from Savannah Electric
                  and Power Company................................22








Article V - Retirement Income

         5.1   Normal Retirement Income............................24
         5.2   Minimum Retirement Income payable upon
                  retirement at Normal Retirement Date
                  or Deferred Retirement Date......................24
         5.3   Minimum Retirement Income upon retirement
                  at Early Retirement Date or upon
                  termination of service by reason of
                  death or otherwise prior to retirement...........24
         5.4   Calculation of Social Security Offset...............25
         5.5   Early Retirement Income.............................26
         5.6   Deferred Retirement Income..........................27
         5.7   Payment of Retirement Income........................27
         5.8   Termination of Retirement Income....................28
         5.9   Required distributions..............................28
         5.10  Suspension of Retirement Income for
                  reemployment.....................................30
         5.11  Increase in Retirement Income of retired
                  Employees........................................31
         5.12  Special provisions relating to the
                  treatment of absence of an Employee
                  from the service of an Employing
                  Company to serve in the Armed Forces
                  of the United States.............................32


Article VI - Limitations on Benefits

         6.1   Maximum Retirement Income...........................33
         6.2   Adjustment to Defined Benefit Dollar
                  Limitation for Early or Deferred
                  Retirement.......................................34
         6.3   Adjustment of limitation for Years of
                  Service or participation.........................35
         6.4   Limitation on benefits from multiple plans..........35
         6.5   Special rules for plans subject to overall
                  limitations under Code Section 415(e)............36
         6.6   Combination of Plans................................37
         6.7   Incorporation of Code Section 415...................37
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Article VII - Provisional Payee

         7.1   Adjustment of Retirement Income to provide
                  for payment to Provisional Payee.................38
         7.2   Form and time of election and notice
                  requirements.....................................39
         7.3   Circumstances in which election and
                  designation are inoperative......................40
         7.4   Pre-retirement death benefit........................40
         7.5   Post-retirement death benefit - qualified
                  joint and survivor annuity.......................42
         7.6   Election and designation by former
                  Employee entitled to Retirement Income
                  in accordance with Article VIII..................43
         7.7   Death benefit for Provisional Payee of
                  former Employee..................................45
         7.8   Limitations on Employee's and Provisional
                  Payee's benefits.................................45
         7.9   Effect of election under Article VII................46
         7.10  Effects of change in retirement at Early
                  Retirement Date..................................46
         7.11  Commencement of new optional forms of
                  payment..........................................47
         7.12  Special form of benefit for former
                  Employees........................................47


Article VIII - Termination of Service

         8.1   Vested interest.....................................50
         8.2   Early distribution of vested benefit................50
         8.3   Years of Service of reemployed Employees............51
         8.4   Cash-out and buy-back...............................52
         8.5   Calculation of present value for cash-out
                  of benefits and for determining amount
                  of benefits......................................52
         8.6   Retirement Income under Prior Plans.................53
         8.7   Requirement for Direct Rollovers....................54


Article IX - Contributions

         9.1   Contributions generally.............................56
         9.2   Return of Employing Company contributions...........56
         9.3   Expenses............................................57
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Article X - Administration of Plan

         10.1  Retirement Board....................................58
         10.2  Organization and transaction of business
                  of Retirement Board..............................58
         10.3  Administrative responsibilities of
                  Retirement Board.................................59
         10.4  Retirement Board, the "Administrator"...............59
         10.5  Fiduciary responsibilities..........................60
         10.6  Employment of actuaries and others..................60
         10.7  Accounts and tables.................................60
         10.8  Indemnity of members of Retirement Board............61
         10.9  Areas in which the Retirement Board
                  does not have responsibility.....................61
         10.10 Claims Procedures...................................62


Article XI - Management of Trust

         11.1  Trust...............................................63
         11.2  Disbursement of the Trust Fund......................63
         11.3  Rights in the Trust.................................63
         11.4  Merger of the Plan..................................64


Article XII - Termination of the Plan
         12.1  Termination of the Plan.............................65
         12.2  Limitation on benefits for certain
                  highly paid employees............................65


Article XIII - Amendment of the Plan

         13.1  Amendment of the Plan...............................67


Article XIV - Special Provisions

         14.1  Exclusive benefit...................................68
         14.2  Assignment or alienation............................68
         14.3  Voluntary undertaking...............................68
         14.4  Top-Heavy Plan requirements.........................69
         14.5  Determination of Top-Heavy status...................69
         14.6  Minimum Retirement Income for Top-Heavy
                  Plan Years.......................................73
         14.7  Vesting requirements for Top-Heavy Plan Years.......74
         14.8  Adjustments to maximum benefits for
                  Top-Heavy Plans..................................74
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Article XV - New Pension Program

         15.1  Eligibility.........................................76
         15.2  Retirement Income payable upon retirement...........76
         15.3  Early Retirement Reduction..........................77
         15.4  Transfers from Savannah Electric and
                  Power Company....................................77
         15.5  Effect on other Plan provisions.....................77


Article XVI - Special Provisions Concerning Certain
              of Southern Electric International, Inc.

         16.1  Eligibility and Recognition of Service for
                  Former Employees of Scott Paper Company..........78


Appendix A


Schedules

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Southern Company Services, Inc.
         Southern Nuclear Operating Company, Inc.



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                             Introductory Statement


         The Southern Company Pension Plan, effective as of January 1, 1997 and hereinafter set forth (the "Plan"), is a modification and continuation of the Pension Plan for Employees of Southern Company Services, Inc. which originally became effective November 1, 1949, and which has been amended from time to time.

         Effective January 1, 1997, the following other plans are merged into the Plan:

         o  Pension Plan for Employees of Alabama Power Company
         o  Pension Plan for Employees of Georgia Power Company
         o  Pension Plan for Employees of Gulf Power Company
         o  Pension Plan for Employees of Mississippi Power Company
         o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Communications Services, Inc.
         o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Development and Investment Group, Inc.
         o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Electric International, Inc.
         o  Pension Plan for Employees of Southern Nuclear Operating
            Company, Inc.

         Employees participating in the Merged Plans and employed by an Employing Company on January 1, 1997 shall become immediately covered under the Plan and upon the merger such Employees shall be eligible to receive a benefit immediately after the merger which is equal to or greater than the benefit they would have been entitled to receive immediately before the merger. In addition, notwithstanding any provision of the Plan, the terms of the Prior Plans govern an Employee's circumstances with regard to actions taken or occurring before January 1, 1997.

         To the extent that different terms and conditions exist under the Merged Plans and must be protected in the Plan in accordance with requirements under the Code and ERISA, these differences are set forth in schedules attached to and incorporated into the Plan and supersede any inconsistent provisions otherwise set forth in the Plan.
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         Retirement Income of former Employees (or Provisional Payees of former
Employees) who retired in accordance with the provisions of the Prior Plans is payable in accordance with the provisions of the Prior Plans.

         All contributions made by the Employing Companies to this Plan are expressly conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, including any amendments to the Plan, and upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.


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                                    Article I

                                   Definitions

         The following words and phraseology as used herein have the following meanings unless a different meaning is plainly required by the context:
1
         1.1 "Accrued Retirement Income" means with respect to any Employee at any particular date, the Retirement Income, determined pursuant to Section 5.1 as may be modified by Article 15, commencing on his Normal Retirement Date which would be payable to such Employee in the form of a single life annuity on the basis of his Accredited Service to the date as of which the computation of Retirement Income is made.

         1.2 "Accredited Service" means with respect to any Employee included in the Plan, the period of service as provided in Article IV.

         1.3 "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of five percent (5%) interest per annum, compounded annually and the 1951 Group Annuity Mortality Table for males. The ages for all Employees under the above table shall be set back six (6) years and the ages for such Employees' spouses shall be set back one year. All actuarial adjustments and actuarial determinations required and made under the terms of the Plan shall be calculated in accordance with such assumptions.

         1.4 "Affiliated Employer" means an Employing Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company; and any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code.

         1.5 "Average Monthly Earnings" means the greater of: (a) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years; or (b) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average

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within the last ten (10) Plan Years during which the Employee actively performed services for an Employing Company. If an Employee has completed less than three
(3) Plan Years of participation upon his termination of employment, his Average Monthly Earnings will be based on his Earnings during his participation to his date of termination.


     1.6 "Board of Directors" means the Board of Directors of Southern Company Services, Inc.

     1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.8 "Deferred Retirement Date" means the first day of the month after a retirement subsequent to the Normal Retirement Date.

         Employment subsequent to Normal Retirement Date shall be deemed to be a retirement if an Employee has less than forty (40) Hours of Service during a calendar month.

     1.9 "Defined Benefit Dollar  Limitation"  means the limitation set forth in
Section 415(b)(1)(A) or (d) of the Code.

     1.10 "Defined Contribution Dollar Limitation" means the limitation set forth in Section 415(c)(1)(A) of the Code.

     1.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.12 "Early Retirement Date" means the first day of the month following the retirement of an Employee on or after his fifty-fifth (55th) birthday and before his sixty-fifth (65th) birthday.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         1.13 (a) "Earnings" with respect to any Employee including any Employee whose service is terminated by reason of disability (as defined in Section 4.4) means (1) the highest annual rate of salary or wages of an Employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) all amounts contributed by any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of Section 401(k) of the Code, and (3) all amounts contributed by any Affiliated Employer to The Southern Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (4) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by any Affiliated Employer.

         (b) Notwithstanding the above, "Earnings" with respect to any commissioned salesperson means the salary or wages of an Employee of any Affiliated Employer within any Plan Year, without including overtime, and before deductions for taxes, Social Security, etc. but applying those adjustments identified in paragraphs (a)(2), (3) and (4) above. In addition, "Earnings" for any Employee who is a regular part-time employee means with regard to paragraph
(a)(1) above the highest annual rate of salary or wages based on a forty (40) hour work week.

         (c) With respect to an Employee whose service terminates because of a disability under Section 4.4, Earnings shall be deemed to continue in effect throughout the period of the Employee's Disability Leave, as also defined in
Section 4.4.

         (d) With respect to an Employee on approved leave of absence to serve in the Armed Forces of the United States, Earnings shall be determined for the recognized period of his absence at the rate which is paid to him on the day he returns to the service of an Affiliated Employer or at the rate which was payable to him at the time he left the employment of an Employing Company to enter the Armed Forces of the United States, if such amount was greater.

         (e) For Plan Years beginning after December 31, 1988 and prior to January 1, 1994, the annual compensation of each Employee taken into account for purposes of this Plan shall not exceed $200,000 (as adjusted by the Secretary of Treasury). The imposition of this limitation shall not reduce an Employee's Retirement Income below the amount as determined on December 31, 1988. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If the determination period is less than twelve (12) months, the limit shall be prorated.

         If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year beginning on or after January 1, 1989 or January 1, 1994, as applicable, the compensation for that prior determination period is subject to the $200,000 or the $150,000 compensation limit in effect for that prior determination period.

         Notwithstanding any other provision in the Plan, each Employee's Accrued Retirement Income under this Plan will be the greater of:

         (a) the Employee's Accrued Retirement Income as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, or

         (b) the Employee's Accrued Retirement Income determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total Years of Service taken into account under the Plan for purposes of benefit accruals.

         1.14     "Effective Date" means January 1, 1997.

         1.15 "Eligibility Year of Service" is a Year of Service commencing on the Employee's date of employment or reemployment or anniversary date thereof.

         1.16 "Employee" means any person who is currently employed by an Employing Company as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee, or (d) a temporary employee (whether full-time or part-time) paid directly or indirectly by an Employing Company. The term also includes "leased employees" within the meaning of Section 414(n)(2) of the Code, unless the total number of leased employees constitutes less than twenty percent (20%) of the Employing Company's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) and such leased employees are covered by a plan described in Section 414(n)(5)(B) of the Code.

     1.17 "Employer" means Southern Company Services, Inc., and its successors.

         1.18 "Employing Company" means the Employer and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time, and upon such terms and conditions as may be fixed by the Board of Directors, determine to bring under the Plan, and any successor to them. The Employing Companies are set forth on Appendix A to the Plan as updated from time to time. No entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         1.19 "Full Current Costs" means the normal cost, as defined in Treasury Regulation Section 1.404(a)-6, for all years since the Effective Date of the Plan, plus interest on any unfunded liability during such period.

         1.20 "Hour of Service" means an Employee shall be credited with one Hour of Service for each hour for which (a) he is paid, or entitled to payment, for the performance of duties for an Affiliated Employer, and such hours shall be credited to the Employee for the computation period or periods in which the duties are performed; (b) he is paid, or entitled to payment, by an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence in which case the Employee shall be credited with Hours of Service for the computation period or periods in which the period during which no duties were performed occurs; (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Employer, in which case the Employee shall be credited with Hours of Service for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made; and (d) solely for the purpose of calculating Vesting Years of Service, he was on any form of authorized leave of absence. The same Hours of Service shall not be credited under clauses (a), (b), (c), and (d).

         An Employee who is entitled to be credited with Hours of Service in accordance with clause (b) or (d) of this Section 1.20 shall be credited with such number of Hours of Service for the period of time during which no duties were performed as though he were in the active employment of an Employing Company during such period of time. However, an Employee shall not be credited with Hours of Service in accordance with clause (b) of this Section 1.20 for unused vacation for which payment is received at termination of employment, or if the payment which is made to him or to which he is entitled in accordance with clause (b) is made or due under a plan maintained solely for the purpose of complying with applicable Worker's Compensation, or unemployment compensation or disability insurance laws, or if such payment is one which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         Provided there is no duplication of Hours of Service credited in accordance with the foregoing provisions, if an Employee is on an approved leave of absence to serve in the Armed Forces of the United States, he shall be credited with such number of Hours of Service with respect to all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under Sections 1.41(b), 2.3, and 4.2(a).

         The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2 are incorporated in the Plan by this reference and made a part hereof.

         1.21     "Limitation Year" means the Plan Year.

         1.22     "Merged Plans" means the following:

                  Pension Plan for Employees of Alabama Power Company;
                  Pension Plan for Employees of Georgia Power Company;
                  Pension Plan for Employees of Gulf Power Company;
                  Pension Plan for Employees of Mississippi Power Company;
                  Pension Plan for Employees of Southern Company Services, Inc.,
                      as adopted by Southern Communications Services, Inc.;
                  Pension Plan for Employees of Southern Company Services, Inc.,
                      as adopted by Southern Development and Investment
                      Group, Inc.;
                  Pension Plan for Employees of Southern Company Services, Inc.,
                      as adopted by Southern Electric International, Inc.; and
                  Pension Plan for Employees of Southern Nuclear Operating
                      Company, Inc.

         1.23 "Monthly Earnings" means one-twelfth (1/12) of the Earnings of an Employee of an Affiliated Employer during a Plan Year.

         1.24 "Normal Retirement Date" means the first day of the month following an Employee's sixty-fifth (65th) birthday, except that the Normal Retirement Date of any Employee hired on or after his sixtieth (60th) birthday shall be the fifth (5th) anniversary of his initial participation in the Plan.

         1.25 "One-Year Break in Service" means a twelve (12) consecutive month period commencing on or after January 1, 1976 which would constitute a Year of Service but for the fact that the Employee has not completed more than 500 Hours of Service during such period.

         Solely for the purpose of determining whether a One-Year Break in Service has occurred for eligibility or vesting purposes, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight
(8) Hours of Service per day of such absence. In no event shall Hours of Service credited under this paragraph be in excess of the amount necessary to prevent a One-Year Break in Service from occurring. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service shall be credited under this paragraph: (a) in the vesting or eligibility period in which the absence begins if the Hours of Service credited are necessary to prevent a One-Year Break in Service in such period, and (b) in all other cases, in the vesting or eligibility period following the period in which the absence begins.

         1.26 "Past Service" means with respect to any Employee included in the Plan, the period of his Accredited Service prior to January 1, 1997 as determined under the Prior Plans.

         1.27 "Plan" means The Southern Company Pension Plan, as set forth herein and as hereinafter amended, effective January 1, 1997.

         1.28 "Plan Year" means the twelve (12) month period commencing on the first day of January and ending on the last day of December next following.

         1.29 "Plan Year of Service" is a Year of Service determined as if the date of employment or reemployment is the first day of the Plan Year.

         1.30 "Prior Plans" means the Pension Plan for Employees of Southern Company Services, Inc. and the Merged Plans in effect prior to January 1, 1997. With respect to any particular Employee, Prior Plan means the last plan described in the preceding sentence in which the Employee participated prior to January 1, 1997.

         1.31 "Provisional Payee" means a spouse designated or deemed to have been designated by an Employee or former Employee pursuant to Article VII to receive Retirement Income on the death of the Employee or former Employee.

         1.32 "Qualified Election" means an election by an Employee or former Employee on a prescribed form that concerns the form of distribution of Retirement Income that must be in writing and must be consented to by the Employee's spouse. The spouse's consent to such an election must acknowledge the effect of such election, must be in writing, and must be witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Retirement Board (or its delegee) that such written consent may not be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, an election by the Employee will be deemed a Qualified Election. Any consent necessary under this provision shall be valid and effective only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, with respect to such spouse.

         A revocation of a prior Qualified Election may be made by the Employee without consent at any time commencing within ninety (90) days before such Employee's fifty-fifth (55th) birthday but not later than before the commencement of Retirement Income. Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding sentence.

         1.33 "Retirement Board" means the managing board of the Plan provided for in Article X.

         1.34 "Retirement Date" means the Employee's Normal, Early, or Deferred Retirement Date, whichever is applicable to him.

     1.35 "Retirement Income" means the monthly Retirement Income provided for by the Plan.

         1.36 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $168 per month on and after January 1, 1989, $250 per month on and after January 1, 1991, and for Employees who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

         (a) With regard to an Employee described in Section 5.2, the Social Security benefit shall be computed at retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled, it shall be assumed that he will receive no wages for Social Security purposes after his retirement on his Normal Retirement Date or Deferred Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

         (b) With regard to an Employee described in Section 5.3(a), the Social Security benefit to which it is estimated that he will be entitled at sixty-five
(65), shall be computed at the time of his retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65), it shall be assumed that he will receive no wages for Social Security purposes after his Early Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his Early Retirement Date.

         (c) With regard to an Employee described in Section 5.3(b), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his date of death, if later, had he not died, shall be computed at the time of his death. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of death, if later, it shall be assumed that he would not have received any wages for Social Security purposes after the date of his death, and it will be further assumed in calculating his Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his death.

         (d) With regard to an Employee described in Section 5.3(c), the Social Security benefit to which it is estimated that he will become entitled at age sixty-five (65) or his date of termination, if later, shall be computed at the date of termination. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65) or his date of termination, if later, it shall be assumed that he will receive no wages for Social Security purposes after his date of termination, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his date of termination.

         (e) With regard to an Employee described in Section 5.3(d), the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his initial date of disability, if later, had he not become disabled, shall be computed at the time of his retirement. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of disability, if later, it shall be assumed that he would have received wages for Social Security purposes as specified in Section 5.4, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

         1.37 "Social Security Retirement Age" means age sixty-five (65) if the Employee attains age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) if the Employee attains age sixty-two (62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Employee attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

         1.38 "Trust" or "Trust Fund" means all such money or other property which shall be held by the Trustee pursuant to the terms of the Trust Agreement or pursuant to contracts with life insurance companies.

         1.39 "Trust Agreement" means the Trust agreement or agreements between the Employer and the Trustee established for the purpose of funding the Retirement Income to be paid.

         1.40 "Trustee" means the trustee or trustees acting as such under the Trust Agreement, including any successor or successors.

         1.41 "Vesting Year of Service" means an Employee's Years of Service including: (a) Years of Service with an Affiliated Employer; (b) active service with the Armed Forces of the United States if the Employee entered or enters active service or training in such Armed Forces directly from the employ of an Employing Company and after discharge or release therefrom returns within ninety
(90) days to the employ of an Affiliated Employer or is deemed to return under
Section 2.3 because of the death of such Employee while in active service with such Armed Forces; and (c) any period during which the Employee was on any other form of authorized leave of absence. For purposes of this Section 1.41 in determining Vesting Years of Service with respect to a period of absence referred to in clause (b) or (c) of this Section 1.41, an Employee shall be credited with Hours of Service as though the period of absence were a period of active employment with the Affiliated Employer.

         Each Employee who participated in the Prior Plans shall be credited with such Vesting Years of Service, if any, earned under such Prior Plans as of December 31, 1996.

         1.42 "Year of Service" means with respect to an Employee in the service of an Affiliated Employer:

         (a) a twelve (12) consecutive month period commencing on the Employee's most recent date of hire by the Affiliated Employer (or date of reemployment as provided in Section 2.4) and any subsequent twelve (12) consecutive month period commencing on an anniversary date of such date of hire, provided he has completed at least 1000 Hours of Service during each such twelve (12) consecutive month period; and

         (b) to the extent not resulting in duplication, each Year of Service restored to the Employee upon reemployment as provided in Section 8.3.

         An Employee's vested interest in his Accrued Retirement Income shall be based on his Vesting Years of Service and an Employee's eligibility to participate in the Plan pursuant to Article II shall be based on his Eligibility Year of Service. Breaks in service will be measured on the same computation period as the Year of Service.

         In the Plan and Trust Agreement, where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                                   Article II

                                   Eligibility

         2.1 Employees. Each Employee participating in the Plan as of January 1, 1997 shall continue to be included in the Plan. With respect to Employees participating in Merged Plans as of December 31, 1996 who are employed by an Employing Company on January 1, 1997, such Employees will be treated as participating in the Plan as of January 1, 1997 for purposes of the preceding sentence. Each other Employee, except as provided in this Article II, shall be included in the Plan on the first day of the month next following the date on which he first completes an Eligibility Year of Service.

         2.2 Employees represented by a collective bargaining agent. An Employee who is represented by a collective bargaining agent may participate in the Plan, subject to its terms, if the representative(s) of his bargaining unit and an Employing Company mutually agree to participation in the Plan by members of his bargaining unit.

         2.3 Persons in military service and Employees on authorized leave of absence. Any person not already included in the Plan who leaves or has left the employ of an Employing Company to enter the Armed Forces of the United States or is on authorized leave of absence without regular pay and who returns to the employ of an Affiliated Employer within ninety (90) days after discharge from such military service or on or before termination of his leave of absence, shall, upon such return, be included in the Plan effective as of the first day of the month next following the date on which he first met or meets the eligibility requirement of Section 2.1. In determining whether an Employee entering the service of an Affiliated Employer has completed an Eligibility Year of Service, his Hours of Service prior to such authorized leave of absence without regular pay or entry into the Armed Forces shall be taken into account, and for purposes of Section 2.4, he shall be deemed not to have incurred a One-Year Break in Service by reason of such absence.

         If an Employee dies while in active service with the Armed Forces of the United States, such Employee shall be deemed to have returned to the employ of an Employing Company on his date of death.

         An Employee not already included in the Plan who is on authorized leave of absence and receiving his regular pay shall be considered credited with Hours of Service as though the period of absence was a period of active employment with an Employing Company, and he shall be included in the Plan if and when he meets the requirements of this Article II regardless of whether he is, on the date of such inclusion, on such leave of absence.

         2.4 Employees reemployed. An Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section 2.1 unless:

     (a) prior to termination of his service he had completed at least one Year of Service; and

     (b) upon his reemployment, to the extent provided in Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

         For purposes of determining Years of Service of an Employee who is reemployed by an Affiliated Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

         2.5 Participation upon return to eligible class. If an Employee is a participant in the Plan before July 1, 1991, the exclusion from participation provided in Section 2.6, as it regards temporary employees, shall not apply with respect to such Employee, and such Employee shall be eligible to participate in the Plan after July 1, 1991 whether or not he is classified as a temporary employee.

         If an Employee first becomes a participant on or after July 1, 1991, in the event such Employee ceases to be a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a One-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Employee incurred a One-Year Break in Service, eligibility will be determined under Section 2.4 of the Plan.

         In all other instances, if an Employee is not a member of an eligible class of Employees but then becomes a member of an eligible class, such Employee will commence participation in the Plan as of the first day of the month next following the later of (a) the date such Employee completes an Eligibility Year of Service or (b) the date he becomes a member of an eligible class of Employees.

         2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees shall not be eligible to participate in the Plan. In addition, temporary employees, except Employees as defined in Section 1.16 participating in the Plan prior to July 1, 1991, shall not be eligible to participate in the Plan. Any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies.

         2.7 Waiver of participation. Notwithstanding the above, an Employee may elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to and acknowledged by the Retirement Board (or its delegee) and shall be effective as of the date set forth in such written waiver.

                                   Article III

                                   Retirement

         3.1 Retirement at Normal Retirement Date. Each Employee eligible to participate in the Plan shall have a nonforfeitable right to his Accrued Retirement Income by no later than his sixty-fifth (65th) birthday, or in the case of any Employee hired on or after his sixtieth (60th) birthday, the fifth
(5th) anniversary of his initial participation in the Plan. Notwithstanding the above, an Employee's Normal Retirement Date shall be as provided in Section 1.24.

         3.2 Retirement at Early Retirement Date. An Employee having at least ten (10) Years of Accredited Service (including any Accredited Service to which he is entitled under the pension plan of any Affiliated Employer from which such Employee was transferred pursuant to Section 4.6, or which was credited to him in accordance with Section 4.3) may elect to retire on an Early Retirement Date on or after his fifty-fifth (55th) birthday and before his sixty-fifth (65th) birthday and to have his Retirement Income commence on the first day of any month up to and including the Employee's Normal Retirement Date.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         3.3 Retirement at Deferred Retirement Date. An Employee included in the Plan may remain in active service after his Normal Retirement Date. The involuntary retirement of an Employee on or after his Normal Retirement Date shall not be permitted solely on the basis of the Employee's age, except in accordance with the provisions of the Age Discrimination in Employment Act, as amended from time to time. Termination of service of such an Employee for any reason after Normal Retirement Date shall be deemed retirement as provided in the Plan.

                                   Article IV

                       Determination of Accredited Service

         4.1 Accredited Service pursuant to Prior Plan. Each Employee who participated in the Prior Plans shall be credited with such Accredited Service, if any, earned under such Prior Plans as of December 31, 1996.

         4.2  Accredited Service.

         (a) Each Employee meeting the requirements of Article II shall, in addition to any Accredited Service to which he may be entitled in accordance with Section 4.1, be credited with Accredited Service as set forth in (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is on an approved leave of absence to serve in the Armed Forces of the United States shall, subject to Sections 1.41(b) and 2.3, be credited with Accredited Service during all or such portion of the period of his absence. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under Section 4.4 and Employees described in the preceding sentence, shall not be credited with Accredited Service for the period of such absence.

         (b) For each Plan Year commencing after December 31, 1996, an Employee included in the Plan who is credited with a Plan Year of Service shall be credited with Accredited Service as follows:

               (1) if an Employee completes at least 1,680 Hours of Service in a Plan Year, he shall be credited with one year of Accredited Service;

                  (2) if an Employee completes less than 1,680 Hours of Service in a Plan Year, but not less than 1,000 Hours of Service, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service; or

                  (3) if an Employee's initial eligibility in the Plan shall occur after the beginning of the Plan Year, and the Employee shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan.

         (c) If an Employee (1) who has previously satisfied the eligibility requirements under Article II shall again be included in the Plan at such time which is after the beginning of the Plan Year, or (2) shall terminate his employment for any reason before the close of such Plan Year and shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan or before his termination of employment in such Plan Year, as the case may be.

         (d) In addition to the foregoing, Accredited Service may include Accredited Service accrued subsequent to a One-year Break in Service including such Accredited Service which may be restored in accordance with the provisions of Section 8.3.

         (e) Notwithstanding the above, the maximum number of years of Accredited Service with respect to any Employee participating in the Plan shall not exceed forty-three (43), except with respect to Employees eligible under
Section 15.1 whose Accredited Service shall not be limited to any maximum number.

         4.3 Accredited Service and Years of Service in respect of service of certain Employees previously employed by an Employing Company or by certain Affiliated Employers. An Employee in the service of an Employing Company on January 1, 1976 or employed thereafter who meets the requirements of paragraph
(a) of this Section 4.3, in addition to any other Years of Service or Accredited Service to which he may be entitled under the Plan, upon completion of an Eligibility Year of Service where required under Section 8.3(c) (which shall also be considered to be Accredited Service) shall be credited with such number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and such Accredited Service and Retirement Income as shall be determined in accordance with the provisions of paragraphs
(b) and (c) of this Section 4.3.

         (a) (1) Such Employee shall have been employed prior to January 1, 1976 by an Employing Company or by a company which at that time was an Affiliated Employer; (2) he shall have terminated his service with such Employing Company or such Affiliated Employer other than by retirement and he shall not be entitled to receive at any time any retirement income under the pension plan of any such prior employer in respect of any period of time for which he shall receive credit for Years of Service or Accredited Service under this Section 4.3; and (3) for Employees reemployed on or after January 1, 1985, the number of consecutive One-Year Breaks in Service incurred by the Employee prior to the date of his employment by an Employing Company does not equal or exceed the greater of (A) five (5), or (B) the aggregate number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) with an Employing Company and such Affiliated Employer. The years of Accredited Service credited to an Employee reemployed prior to January 1, 1985, with regard to years of Accredited Service immediately prior to the termination of his service, shall be determined under the terms of the Prior Plans in effect prior to January 1, 1985.

         (b) The number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and the Accredited Service, respectively, which shall be credited to such Employee shall be equal to the respective number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and Accredited Service which were forfeited by the Employee and not restored under the pension plans of an Employing Company or an Affiliated Employer described in the preceding paragraph.

         (c) There shall be credited to the Employee Retirement Income equal to retirement income which was accrued by him under the pension plan of an Employing Company or an Affiliated Employer during the period of his Accredited Service which was forfeited and which is credited under the Plan in accordance with this Section 4.3. The amount of Retirement Income credited in accordance with this paragraph (c) shall be treated as Prior Plans Retirement Income for purposes of determining the amount of Retirement Income to which the Employee is entitled, and shall be determined in accordance with the provisions of the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated without regard to any minimum provisions of such pension plan; for this purpose and if relevant in respect of the Employee, it shall be assumed that the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated contained provisions concerning service in the Armed Forces of the United States as provided under the terms of the Prior Plans. For Plan Years beginning after December 31, 1987, an Employee who meets the requirements of paragraph (a) of this Section 4.3 shall be deemed to have transferred to or from an Affiliated Employer for the purpose of the transfer of assets or liabilities as provided under the terms of the Prior Plans.

         4.4     Accrual of Retirement Income during period of total disability.

         (a) If an Employee included in the Plan who has completed at least five
(5) Vesting Years of Service becomes totally disabled and is granted either Social Security disability benefits or long-term disability benefits under a long-term disability benefit plan of an Employing Company, he shall be considered to be on a leave of absence, herein referred to as a "Disability Leave." An Employee's Disability Leave shall be deemed to begin on the initial date of the disability and shall continue until the earlier of: (1) the end of the month in which he shall cease to be entitled to receive Social Security Disability benefits and long-term disability benefits under a long-term disability benefit plan of an Employing Company; (2) his death; and (3) his Retirement Date if he elects to have his Retirement Income commence on such date. During the period of the Employee's Disability Leave, he shall, for purposes of the Plan, be deemed to have received Earnings at the regular rate in effect for him.

         (b) A disabled Employee who applies for and would be granted long-term disability benefits under a long-term disability benefit plan of an Employing Company, if it were not for the fact that the deductions therefrom attributable to other disability benefits equal or exceed the amount of his unreduced benefit under such long-term disability benefit plan of the Employing Company, will be considered as being currently granted benefits under such long-term disability benefit plan.

         (c) An Employee's Disability Leave shall be deemed to be a period for which Hours of Service shall be credited to the Employee as though the period of his Disability Leave were a period of active employment.

         (d) If an Employee's Disability Leave shall terminate prior to his Normal Retirement Date and he shall fail to return to the employment of the Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his

Disability Leave and his rights shall be determined in accordance with Article VIII, unless at such time he shall be entitled to retire on an Early Retirement Date, in which event his termination of service shall be deemed to constitute his retirement under Section 3.2.

         (e) Notwithstanding the above, the years of Accredited Service for any Employee whose initial date of disability occurred under the Prior Plans shall be determined under the terms of the applicable Prior Plans.

         4.5 Employees leaving Employer's service. If the service of an Employee is terminated prior to retirement as provided by Article III, such Employee will forfeit any Vesting Years of Service and Accredited Service which he may have subject to possible restoration of some or all of his Vesting Years of Service and Accredited Service in accordance with Article VIII. The provisions of this
Section 4.5 shall not affect the rights, if any, of an Employee under Article VIII nor shall the rights of an Employee be affected during or by reason of a layoff, due to lack of work, which continues for a period of one year or less, except that such period of layoff shall not be deemed to be service with an Employing Company. If the service of an Employee is terminated, or if he is not reemployed before the expiration of one year after being laid off for lack of work, and he is subsequently reemployed, he will be treated as provided in
Section 3.2.

         Forfeitures arising by reason of an Employee's termination of service for any reason shall not be applied to increase the benefits any Employee would otherwise receive under the Plan but shall be used to reduce contributions of the Employing Companies to the Plan.

         4.6      Transfers to or from Savannah Electric and Power Company.

         (a) In the case of the transfer to an Employing Company of an employee of Savannah Electric and Power Company ("SEPCO"), such Employee, if and when he attains his Normal Retirement Date or Deferred Retirement Date, shall be entitled to receive Retirement Income calculated pursuant to Section 5.1 or 5.2, as appropriate, based upon his Accredited Service with an Employing Company and Accredited Service attributable to actual service during his employment with SEPCO. Such amount calculated in accordance with the preceding sentence shall be reduced by the amount of retirement income calculated under the defined benefit pension plan of SEPCO attributable to Accredited Service during his actual service during his employment with SEPCO. Any Retirement Income based upon an Employee's Accredited Service with an Employing Company and Accredited Service attributable to actual service during his employment with SEPCO shall be subject to the provisions of the Plan relating to Retirement Income payable at an Early Retirement Date, or if such Retirement Income shall be payable in accordance with the provisions of Section 8.2 or 8.6, subject to the provisions of such Section.

         This Section 4.6 shall also apply in calculating the Retirement Income payable under this Plan to a former employee of SEPCO who is hired by an Employing Company and is entitled to credit for years of Accredited Service under the Plan attributable to his actual service with SEPCO.

         (b) Subject to paragraph (a) above, in the case of an Employee who transfers from an Employing Company to SEPCO, such Employee shall receive the following Accredited Service under the Plan or Credited Service under the Employees' Retirement Plan of Savannah Electric and Power Company (the "SEPCO Plan"), as the case may be.

                  (1) With respect to service with an Employing Company through the date of transfer, Accredited Service shall be determined in accordance with the terms of the Plan in effect for such Employee as of his transfer date.

                  (2) With respect to the "Computation Year," as defined in the SEPCO Plan, in which the Employee transfers, Credited Service under the SEPCO Plan shall be equal to the greater of (a) the Credited Service that the Employee would be credited with under the SEPCO Plan during the entire Computation Year in which the transfer occurs without regard to the transfer of employment, or (b) Accredited Service earned under the terms of the Plan as of the date of transfer.

                  (3) With respect to Computation Years after the year in which the transfer occurs, the Employee shall receive Credited Service as determined in accordance with the terms of the SEPCO Plan.

         (c) Subject to paragraph (a) above, in the case of an Employee who transfers from SEPCO to an Employing Company, such Employee shall receive the following Accredited Service under the Plan or Credited Service under the SEPCO Plan, as the case may be.

                  (1) With respect to service with SEPCO through the date of transfer, Credited Service shall be determined in accordance with the terms of the SEPCO Plan in effect for such Employee as of his transfer date.

                  (2) With respect to the Plan Year in which the Employee transfers, Accredited Service under the Plan shall be determined on the basis of the equivalency set forth in 29 C.F.R.
         ss. 2530.200b-3(e)(1)(i).

                  (3) With respect to Plan Years after the year in which the transfer occurs, Accredited Service under the Plan shall be determined in accordance with the terms of the Plan.

         (d) With respect to paragraphs (b) and (c) above, in no event is an Employee subject to this Section 4.6 entitled to more than one (1) year of Accredited Service or Credited Service as the case may be in the year of transfer.

                                    Article V

                                Retirement Income

         5.1 Normal Retirement Income. The monthly Retirement Income payable as a single life annuity to an Employee included in the Plan who retires from the service of an Employing Company at his Normal Retirement Date after January 1, 1997, subject to the limitations of Article VI, shall be the greater of (a) and
(b):

     (a) the amount determined under (1) or (2) below, whichever is greater:

          (1) the  Accrued  Retirement  Income  determined  in  accordance  with
     Section 5.1 of the Prior Plans without regard to the Minimum Retirement Income requirement, plus $25.00 times the Employee's years of Accredited Service earned after December 31, 1996; and

          (2) $25.00 times an Employee's years of Accredited Service; and

     (b) the Minimum Retirement Income as determined in accordance with Section 5.2.

         5.2 Minimum Retirement Income payable upon retirement at Normal Retirement Date or Deferred Retirement Date. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee) who retires from the service of an Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date or Deferred Retirement Date including a Social Security Offset.

         Any provisions of this Article V to the contrary notwithstanding, Retirement Income determined in accordance with this Article V with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an Early Retirement Date which would have resulted in the greatest Retirement Income if such Retirement Income had been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

         5.3 Minimum Retirement Income upon retirement at Early Retirement Date or upon termination of service by reason of death or otherwise prior to retirement. The monthly Minimum Retirement Income payable to an Employee (or his Provisional Payee), if he shall retire on his Early Retirement Date, or if his service shall terminate by reason of death or otherwise prior to retirement, shall be determined in accordance with the following provisions:

         (a) Upon retirement at Early Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service earned as of his Early Retirement Date including a Social Security Offset.

         (b) Upon termination of service by reason of the death of the Employee prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Minimum Retirement Income for the purpose of determining the Employee's Accrued Retirement Income upon which payment to his Provisional Payee in accordance with Section 7.4 shall be based shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to the date of his death including a Social Security Offset.

         (c) For an Employee who terminates his service with an Employing Company with entitlement to receive Retirement Income in accordance with Section 8.1, upon retirement at Early Retirement Date or Normal Retirement Date his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his date of termination including a Social Security Offset.

         (d) Upon termination of service by reason of disability (as defined in Section 4.4) of the Employee prior to retirement, provided such Employee does not return to the service of an Employing Company prior to his Retirement Date, the Minimum Retirement Income shall be an amount equal to 1.70% of the Employee's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date including a Social Security Offset.

         5.4 Calculation of Social Security Offset. For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with any Affiliated Employer, provided that in the event that the Retirement Board (or its delegee) is unable to secure such actual salary history within one hundred eighty (180) days following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

                  (1) The salary history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation for W-2 purposes from the Affiliated Employer which last employed the Employee for the first Plan Year following the most recent Plan Year for which the salary history is estimated. The salary scale shall be a level percentage per year equal to six percent (6%) per annum.

                  (2) The Plan shall give clear written notice to each Employee of the Employee's right to supply the actual salary history and of the financial consequences of failing to supply such history. Such notice shall state that the actual salary history is available from the Social Security Administration.

         For purposes of determining the Social Security Offset in calculating the Retirement Income of an Employee entitled to receive a public pension based on his employment with a Federal, state, or local government agency, no reduction in such Employee's Social Security benefit resulting from the receipt of a public pension shall be recognized.

         5.5 Early Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of an Employing Company at his Early Retirement Date subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and
5.3 based on his Accredited Service to his Early Retirement Date, reduced by three-tenths of one percent (0.3%) for each calendar month by which the commencement date of his Retirement Income precedes his Normal Retirement Date but follows the first day of the month following his attainment of his fifty-fifth (55th) birthday.

         Effective for Employees who have an Hour of Service on or after January 1, 1996, and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan and (c) elect to retire in accordance with this Section 5.5 on or after attainment of age fifty (50) but before attainment of age fifty-five (55), Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday.

         At the option of the Employee exercised at or prior to commencement of his Retirement Income on or after his Early Retirement Date (provided he shall not have in effect at such Early Retirement Date a Provisional Payee designation pursuant to Article VII), he may have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five
(65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), as computed at the time of his retirement in accordance with Section 5.3(a), plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating an Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4.

         5.6 Deferred Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of the Employer at his Deferred Retirement Date, subject to the limitations of Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and
5.2 based on his Accredited Service to his Deferred Retirement Date.

         5.7 Payment of Retirement Income. The first payment of an Employee's Retirement Income will be made on his Early Retirement Date, Normal Retirement Date, Deferred Retirement Date, or date of commencement of payment of Retirement Income in accordance with Section 8.1, 8.2 or 8.6, as the case may be; provided that commencement of the distribution of an Employee's Retirement Income shall not be made prior to his Normal Retirement Date without the consent of such Employee, except as provided in Section 8.4 of the Plan.

         Notwithstanding anything to the contrary above, if in accordance with this Section 5.7, an Employee is entitled to receive Retirement Income commencing at his Early Retirement Date, he may, in lieu of commencing payment of his Retirement Income upon his Early Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his Early Retirement Date and preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income determined as of the commencement of his Retirement Income on or after his Early Retirement Date determined in accordance with Section 5.5. An election pursuant to this Section 5.7 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

         In the event of the death of an Employee who has designated a Provisional Payee or is deemed to have done so in accordance with Article VII, if the designation has become effective, the first payment to be made to the Provisional Payee pursuant to Article VII shall be made to the Provisional Payee on the first day of the month after the later of (a) the Employee's death and
(b) the date on which the Employee would have attained his fifty-fifth (55th) birthday if he had survived to such date, if the Provisional Payee shall then be alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) shall have been received by it. Subsequent payments will be made monthly thereafter until the death of such Provisional Payee.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph.

         In any event, payment of Retirement Income, including any adjustments thereto caused by an amendment to the Plan providing for or which has the effect of providing retroactively increased Retirement Income, to the Employee shall begin not later than the sixtieth (60th) day after the later of the close of the Plan Year in which falls (a) the Employee's Normal Retirement Date or (b) the date the Employee terminates his service with any Affiliated Employer. Notwithstanding the provisions of the Plan for the monthly payment of Retirement Income, such income may be adjusted and payable annually in arrears if the amount of the Retirement Income is less than $10.00 per month.

         5.8 Termination of Retirement Income. The monthly payment of Retirement Income will cease with the last payment preceding the retired Employee's death; subject, however, to the continuation of payments to a surviving Provisional Payee, if one has been designated or deemed to have been designated, which likewise will cease with the last payment preceding the death of the Provisional Payee. There shall be no benefits payable under the Plan on behalf of any Employee whose death occurs prior to his retirement, except as otherwise provided in Article VII with respect to a Provisional Payee of an Employee. Following the death of an Employee and of his Provisional Payee, if any, no further payments will be made under the Plan on account of such Employee or to his estate.

         5.9  Required distributions.

         (a) Once a written claim for benefits is filed with the Retirement Board (or its delegee), payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

               (1) the Employee's Normal Retirement Date;

               (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

               (3) the Employee's separation from service from any Affiliated Employer.

         (b)      Required minimum distributions

                  (1) The payment of Retirement Income to any Employee shall begin April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2 or, if later, the calendar year in which such Employee retires. Notwithstanding the preceding sentence, with respect to any Employee who is a five-percent owner as defined in
         Section 14.5(g) with regard to the Plan Year ending in which the Employee attains age 70-1/2 or any Employee who commenced receipt of his Retirement Income in accordance with the minimum distribution provisions of the Prior Plans before January 1, 1997, the payment of Retirement Income shall commence no later than April 1 of the Plan Year following the Plan Year in which the Employee attains age 70-1/2.

                  (2) With respect to an Employee who commences receipt of Retirement Income while in active service, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his actual retirement date. Any additional Retirement Income he accrues at the close of any Plan Year pursuant to the preceding sentence shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year. With respect to the Plan Year of retirement, Retirement Income calculated at the Employee's Deferred Retirement Date shall be offset (but not below zero) by the value of the benefit payments received on or after January 1 but before his retirement date in such Plan Year. The receipt by an Employee of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Employee to additional accrued benefits.

                  (3) With respect to an Employee who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Retirement Income pursuant to this Section 5.9(b) while an Employee of an Affiliated Employer, he shall receive Retirement Income based on his actual retirement date, but which Retirement Income shall not be less than the Actuarial Equivalent of his Retirement Income as of the first of the month following attainment of age 70-1/2.

         (c)      Distribution upon death of Employee

                  (1)      Death after commencement of benefits

                           If the Employee dies before his entire nonforfeitable
                  interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Employee as set forth in the provisions of Article VII.

                           (2) Death prior to commencement of benefits

                           If the Employee dies before the distribution of his
                  nonforfeitable interest has begun, the entire interest, subject to the provisions of Article VII, shall be distributed monthly to his Provisional Payee, if any, over such Provisional Payee's remaining lifetime.

         (d)      Determining required minimum distributions

         Notwithstanding anything in this Plan to the contrary, all distributions, including the minimum amounts which must be distributed each calendar year, under this Plan shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder.

         (e)      Minimum distribution transitional rules

         Any distribution made pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall meet the requirements of Code
Section 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code Sections 401(a)(11) and 417.

         5.10  Suspension of Retirement Income for reemployment.

         (a) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall cease during each calendar month after his reemployment in which he completes forty (40) or more Hours of Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

         (b) No payment shall be withheld by the Plan pursuant to this Section
5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

         (c) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

         5.11  Increase in Retirement Income of retired Employees

         Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired under the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 will be recalculated to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

             Year in which                             Percentage
           retirement occurred                          increase

                 1995                                     1.5%
                 1994                                     3.0%
                 1993                                     4.5%
                 1992                                     6.0%
          1991 and prior years                            7.5%

         A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

         A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 1996 in accordance with the terms of the Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Prior Plans.

         For purposes of determining the applicable percentage increase under this Section 5.11, the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

         This Section 5.11 shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

         5.12 Special provisions relating to the treatment of absence of an Employee from the service of an Employing Company to serve in the Armed Forces of the United States.

         (a) Notwithstanding any other provisions of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (b) Service to be credited to any Employee in accordance with this
Section 5.12 may be conditioned by the Retirement Board upon its receipt of (1) such information pertaining to absence of an Employee or former Employee to serve in the Armed Forces of the United States as it may request and (2) such form of receipt and release as it may determine to be appropriate in the circumstances.

                                   Article VI

                             Limitations on Benefits

     6.1 Maximum Retirement Income. Notwithstanding any other provision of the Plan, the amount of Retirement Income shall be subject to the provisions of
Article VI.

         (a) The maximum annual amount of Retirement Income payable with respect to an Employee in the form of a straight life annuity without any ancillary benefits after any adjustment for a Provisional Payee designation shall be the lesser of the dollar limitation determined under Code Section 415(b)(1)(A) as adjusted under Code Section 415(d), or Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5, subject to the following provisions of Article VI. With respect to any former Employee who has Accrued Retirement Income under the Plan or his Provisional Payee, the maximum annual amount shall also be subject to the adjustment under Code Section 415(d), but only those adjustments occurring before September 1, 1996.

         (b) For purposes of Section 6.1, the term "average compensation for his high three (3) years" shall mean the period of consecutive calendar years (not more than three) during which the Employee was both an active participant in the Plan and had the greatest aggregate compensation from an Employing Company or, if he is also entitled to receive a pension from a defined benefit plan of an Affiliated Employer or if assets and liabilities attributable to the pension of the Employee from a defined benefit plan of an Affiliated Employer have been transferred to this Plan, the greatest aggregate compensation from the Employer and the Affiliated Employer during such high three (3) years. The limitation described in Section 6.1(a) shall also apply in the case of the payment of an Employee's Retirement Income with a Provisional Payee designation.

         (c) For purposes of Article VI, the term "compensation" means an Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with any Affiliated Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                  (1) Affiliated Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Affiliated Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (3)  Amounts   realized  from  the  sale,   exchange,   or  other
          disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which received special tax benefits, or contributions made by an Affiliated Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Compensation for any Limitation Year is the compensation actually paid or includible in gross income during such year.

         (d) The foregoing limitations regarding the maximum Retirement Income shall not apply with respect to an Employee if the Retirement Income payable under the Plan and under any other defined benefit plans of any Affiliated Employer does not exceed $10,000 for the calendar year or for any prior calendar year, and any Affiliated Employer has not at any time maintained a defined contribution plan in which the Employee has participated. The terms "defined benefit plan" and "defined contribution plan" shall have the meanings set forth in Section 415(k) of the Code.

     6.2 Adjustment to Defined Benefit Dollar Limitation for Early or Deferred Retirement.

         (a) If the retirement benefit of an Employee commences before the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be reduced in accordance with Code Section 415(b)(2)(C) as prescribed by the Secretary of the Treasury. The reduction shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

         (b) If the retirement benefit of an Employee commences after the Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted in accordance with Code Section 415(b)(2)(D) as prescribed by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

         6.3     Adjustment of limitation for Years of Service or participation.

         (a) If an Employee has completed less than ten (10) years of participation, the Employee's accrued benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Employee's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten (10).

         (b) If an Employee has completed less than ten (10) Years of Service with any Affiliated Employer, the limitations described in Sections 415(b)(1)(B), 415(b)(4), and 415(e) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Employee's number of years of service (or part thereof), and the denominator of which is ten (10).

         (c) In no event shall paragraphs (a) and (b) above reduce the limitations provided under Sections 415(b)(1), 415(b)(4), and 415(e) of the Code to an amount less than one-tenth (1/10) of the applicable limitation (as determined without regard to this Section 6.3).

         (d) This Section 6.3 shall be applied separately with respect to each change in the benefit structure of the Plan, except as is or may be limited by Revenue Procedure 92-42.

         6.4      Limitation on benefits from multiple plans.

         (a) In the case of an Employee who is also a participant in any other defined benefit plan of any Affiliated Employer or in any defined contribution plan of any Affiliated Employer, the Retirement Income provided by the Plan shall be limited to the extent necessary to prevent the sum of Fractions A and B below, computed as of the end of the Plan Year, from exceeding 1.0.

                                   Fraction A

                  (numerator) Projected annual benefit of the Employee under the Plan and any other defined benefit plan of any Affiliated Employer (determined as of the close of the Plan Year).

                  (denominator) The lesser of (1) the product of 1.25 multiplied by the Defined Benefit Dollar Limitation (or such higher accrued benefit as of December 31, 1982), or (2) 1.4 multiplied by the amount determined under Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5.

                                   Fraction B


                  (numerator) The sum of all Annual Additions to the account of the Employee under any defined contribution plan of any Affiliated Employer as of the close of the Plan Year.

                  (denominator) The sum of the lesser of the following amounts, determined for such Plan Year and for each prior Plan Year in which the Employee has a Year of Service, (1) 1.25 multiplied by the Defined Contribution Dollar Limitation determined under Code Section 415(c)(1)(A), or (2) 1.4 multiplied by twenty-five percent (25%) of the Employee's compensation for the year.

     6.5  Special  rules for plans  subject  to overall  limitations  under Code
Section 415(e).

         (a) For purposes of computing the defined contribution plan fraction of
Section 415(e)(1) of the Code, "Annual Addition" shall mean the amount allocated to an Employee's account during the Limitation Year as a result of:

               (1) employer contributions,

               (2) employee contributions,

               (3) forfeitures, and

               (4) amounts described in Sections 415(1)(1) and 419(A)(d)(2) of the Code.

         (b) The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

         (c) If the sum of Fractions A and B exceeds 1.0 as of December 31, 1982, the numerator of Fraction B shall be reduced by an amount which does not exceed the numerator, so that the sum of Fraction A and Fraction B does not exceed 1.0.

         (d) If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Article VI) does not exceed 1.0 for such Limitation Year.

         (e) The defined contribution plans and the other defined benefit plans of Affiliated Employers include, respectively, (1) The Southern Company Employee Savings Plan, The Southern Company Employee Stock Ownership Plan, The Southern Company Performance Sharing Plan, and any other defined contribution plan (as defined in Section 415(k) of the Code) and (2) any other qualified pension plan in which the Employee participates in accruing benefits maintained by any Affiliated Employer.

         6.6 Combination of Plans. Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an

Employee exceed the limitations contained in Code Section 415(e), corrective adjustments shall first be made under this Plan. However, if an Employee's Retirement Income under this Plan has already commenced, corrections shall first be made under The Southern Company Employee Stock Ownership Plan, if possible; second, correction shall next be made under The Southern Company Performance Sharing Plan, if possible; and if not possible, then correction shall be made to the Employee's Accrued Retirement Income under this Plan.


         6.7 Incorporation of Code Section 415. Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                                   Article VII

                                Provisional Payee

         7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee. An Employee who desires to have his Accrued Retirement Income adjusted in accordance with the provisions of this Article VII to provide a reduced amount of Retirement Income payable to him for his lifetime commencing on his Early Retirement Date, his Normal Retirement Date, or his Deferred Retirement Date, as the case may be, may elect subject to Section 7.11, in accordance with the provisions of this Article VII, at his option, either:

         (a) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty percent (80%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

         (b) that an amount of Retirement Income be payable to him for his lifetime which is equal to ninety percent (90%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

         (c) that an amount of Retirement Income be payable to him for his lifetime which is equal to seventy-five percent (75%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this
Section 7.1(c) and instead had elected the single life annuity form of benefit, or

         (d) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty-eight percent (88%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.1(d) and instead had elected the single life annuity form of benefit.

         7.2      Form and time of election and notice requirements.

         (a) An election of payment and designation of a Provisional Payee in accordance with Section 7.1 shall be made in writing at the same time on a prescribed form delivered to the Retirement Board (or its delegee). The election and designation shall specify its effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII.

         Notwithstanding the preceding paragraph, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan.

         (b) An election of payment to be made in accordance with paragraph (a),
(b), (c), or (d) of Section 7.1 may be changed by an Employee, provided the written election of the change specifies an effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII. Notwithstanding the preceding sentence, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan. To the extent that the new method of payment shall afford the Employee changed protection in the event of his death after the effective date of the new election and prior to retirement, his Accrued Retirement Income shall be adjusted pursuant to Section 7.4(a) to reflect such changed protection.

         (c) With respect to Sections 7.5 and 7.6, within the period not less than thirty (30) days and not more than ninety (90) days prior to the anticipated commencement of benefits, the Employee shall be furnished, by mail or personal delivery, a written explanation of: (1) the terms and conditions of the reduced Retirement Income payable as provided in Section 7.1; (2) the Employee's right to make, and the effect of, an election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation. Notwithstanding the preceding sentence, such written explanation may be furnished after an Employee's Early, Normal or Deferred Retirement date, as applicable, if in the discretion of the Retirement Board the circumstances so warrant, provided the Employee shall have at least thirty (30) days after being furnished the written explanation to elect payment in accordance with paragraph (a) above.

         Within thirty (30) days following an Employee's written request received by the Retirement Board (or its delegee) during the election period, but within sixty (60) days from the date the Employee is furnished all of the information prescribed in the immediately preceding sentence, the Employee shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election by him not to receive such reduced Retirement Income. If an Employee makes such request, the election period herein prescribed shall end not earlier than sixty (60) calendar days following the day of the mailing or personal delivery of the additional explanation to the Employee. Except that if an election made as provided in Section 7.5 or 7.6 is revoked, another election under that Section may be made during the specified election period.

         7.3 Circumstances in which election and designation are inoperative. An election and designation made pursuant to this Article shall be inoperative and the regular provisions of the Plan shall again become applicable as if a Provisional Payee had not been designated if, prior to the commencement of any payment in accordance with this Article VII: a) an Employee's Provisional Payee shall die, (b) the Employee and the Provisional Payee shall be divorced under a final decree of divorce, or (c) the Retirement Board (or its delegee) shall have received the written Qualified Election of the Employee to rescind his election of payment and designation of a Provisional Payee in order to receive a single life annuity form of benefit. If such a Qualified Election to rescind is made by the Employee, his Accrued Retirement Income shall be reduced to reflect the protection afforded the Employee by any Provisional Payee designation during the period from its effective date to the date of the Retirement Board's (or its delegee's) receipt of the Employee's Qualified Election to rescind if the option as to payments of reduced Retirement Income was in accordance with either
Section 7.1(a), 7.6(a), or 7.6(b). If an Employee remarries subsequent to the death or divorce of his Provisional Payee and prior to the commencement of payments in accordance with this Article VII, then he shall be entitled to designate a new Provisional Payee in the manner set forth in Section 7.2.

         7.4 Pre-retirement death benefit. If prior to his Normal Retirement Date (or his Deferred Retirement Date, if applicable), an Employee shall die while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) and is survived by his spouse to whom he shall be married at the time of his death, there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with paragraph (a) or paragraph (c) of this Section 7.4, as applicable. Subject to Section 7.10(b), such Retirement Income shall commence on the first day of the month following the death of the Employee or the first day of the month following the date on which he would have attained his fifty-fifth (55th) birthday if he were still alive, whichever is later, and shall cease with the last payment preceding the death of his Provisional Payee.

         (a) The amount of Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death had attained his fifty-fifth (55th) birthday shall be equal to the amount payable to the Provisional Payee as calculated in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death, or if the Employee shall have attained his fifty-fifth
(55th) birthday and so elected prior to his death, such Retirement Income shall be equal to the amount set forth in Section 7.1(a) determined on the basis of his Accredited Service to the date of his death reduced as provided in the next sentence. If such election shall be made by the Employee, the Retirement Income which shall be payable to the Employee if he lives to his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, shall be reduced by three-fourths of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) which has elapsed from the effective date of his election to the earlier of (1) the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, or (2) the revocation of such election. If he shall die before the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, his Accrued Retirement Income to the date of his death shall be reduced by three-quarters of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) between the effective date of his election and the first day of the month following his attainment of age sixty-five (65). No reduction in the Employee's Retirement Income shall be made for the period during which the election is in effect after the first day of the month following his attainment of age sixty-five (65).

         (b) Retirement Income shall not be payable under paragraph (a) of this
Section 7.4 to the Provisional Payee of a deceased Employee if at the time of his death there was in effect a Qualified Election made after August 22, 1984 under this paragraph (b) that no Retirement Income shall be paid to his Provisional Payee in the event of his death while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) as provided in paragraph (a), provided the Employee had received at least one hundred eighty (180) days prior to his fifty-fifth (55th) birthday a written explanation of: (1) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in paragraph (a); (2) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to the Employee's Provisional Payee.

         A revocation of a prior Qualified Election may be made by the Employee without the consent of the Employee's Provisional Payee at any time before the commencement of benefits. An election under this paragraph (b) may be made and such election may be revoked by an Employee during the period commencing ninety
(90) days prior to the Employee's fifty-fifth (55th) birthday and ending on the date of the Employee's death.

         Notwithstanding the above provisions of this paragraph (b), such Employee shall not be entitled on or after September 1, 1996 to waive payment of Retirement Income to his Provisional Payee as provided in this Section 7.4. Any such election to waive payment of Retirement Income in effect on August 31, 1996 shall remain in effect unless subsequently revoked by the Employee.

         (c) Subject to Section 7.10(c), for an Employee who dies while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) prior to his fifty-fifth
(55th) birthday after completing five (5) Vesting Years of Service, the amount of such Retirement Income payable to the Provisional Payee shall be calculated as provided in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death. The payment of such Retirement Income to the Provisional Payee shall begin on the first day of the month following the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday.

         7.5 Post-retirement death benefit - qualified joint and survivor annuity. If at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, as the case may be, an Employee is married and he has not: (a) designated a Provisional Payee in accordance with Section 7.1 in respect of payments to be made commencing on his Early, Normal, or Deferred Retirement Date or (b) made, subject to Section 7.4(b) a Qualified Election that payment be made to him in the mode of a single life annuity, he shall nevertheless be deemed to have made an effective designation of a Provisional Payee under this Section 7.5 and to have specified the payment of a benefit as provided in Section 7.1(b).

         7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII. If a former Employee is entitled to receive in accordance with Section 8.1 Retirement Income commencing at Normal Retirement Date, or sooner in accordance with Section 8.2, he may, on or after his fifty-fifth (55th) birthday, designate his spouse as his Provisional Payee and elect, subject to Section 7.11, to have his Accrued Retirement Income at the date of termination of his service actuarially adjusted to provide, at his option, in the event of the commencement of payment prior to his Normal Retirement Date either:

         (a) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

         (b) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

         (c) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(c) and instead had elected the single life annuity form of benefit; or

         (d) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(d) and instead had elected the single life annuity form of benefit.

         A former Employee's election and designation of his Provisional Payee made in accordance with this Section 7.6 shall be in writing on a prescribed form delivered to the Retirement Board (or its delegee) and shall become effective not sooner than the date received or the former Employee's fifty-fifth
(55th) birthday, whichever is later, nor later than the date of commencement of payment in accordance with this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan.

         If the former Employee dies prior to his Normal Retirement Date but after the effective date of his Provisional Payee designation, there will be payable to his Provisional Payee for life commencing on the first day of the calendar month after the former Employee's death Retirement Income in a reduced amount in accordance with the former Employee's election of payments to be made to his Provisional Payee after the death of the former Employee under paragraph
(a), (b), (c), or (d) as the case may be, of this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to
Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan. However, if prior to the former Employee's death, the Retirement Board (or its delegee) has not received such election, payment of a reduced amount of Retirement Income will be made in accordance with paragraph (b) of this Section
7.6 to his surviving spouse to whom he is married at the time of his death, unless (1) at the time of his death there is in effect a Qualified Election by the former Employee that reduced Retirement Income shall not be paid to his surviving spouse in accordance with this Section 7.6 should he die between his fifty-fifth (55th) birthday and his Normal Retirement Date without having elected that payment be made to a Provisional Payee and (2) at least one hundred eighty (180) days prior to his fifty-fifth (55th) birthday a written explanation is provided to the former Employee of: (A) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in this Section 7.6; (B) the former Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (C) the rights of a former Employee's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to his Provisional Payee.

         If the former Employee is entitled to receive payment of Retirement Income in accordance with Section 8.2 after his fifty-fifth (55th) birthday and prior to his Normal Retirement Date and elects to do so, a reduced amount of Retirement Income determined in accordance with this Section 7.6, subject to
Section 7.11, based upon his Accrued Retirement Income at the date of termination of his service (actuarially reduced in accordance with Section 8.2) will be payable to him commencing on the date on which payments commence prior to Normal Retirement Date in accordance with Section 8.2 with payments in the same or reduced amount to be continued to his Provisional Payee for life after the former Employee's death in accordance with his election under paragraph (a),
(b), (c), or (d), as the case may be, of this Section 7.6. However, if the former Employee is married and he has not designated a Provisional Payee in respect of payments to commence to him prior to his Normal Retirement Date or elected that payment be made to him in the mode of a single life annuity pursuant to a Qualified Election, he shall be deemed to have designated a Provisional Payee pursuant to this Section 7.6 and thereby specified that a reduced Retirement Income shall be paid to him during his lifetime as provided in paragraph (b) of this Section 7.6 and continued after his death to his Provisional Payee as provided in paragraph (b) of this Section 7.6.

         If the former Employee is alive on his Normal Retirement Date and is married and payment of Retirement Income has not sooner commenced, the provisions of Section 7.5 shall be applicable to the payment of his Retirement Income, unless he shall elect, subject to Section 7.11, at his Normal Retirement Date to receive payment of his Retirement Income pursuant to Section 7.1(a),
(b), (c), or (d). However, if an election and designation in accordance with this Section 7.6 was in effect prior to his Normal Retirement Date, the former Employee's Accrued Retirement Income at his Normal Retirement Date shall be actuarially adjusted for the period the election and designation was in effect.

         7.7 Death benefit for Provisional Payee of former Employee. If an Employee, whose service with the Employing Company terminates on or after January 1, 1989, shall die after such termination of employment, and prior to his death (a) shall have not attained his fifty-fifth (55th) birthday, (b) shall have completed at least five (5) Vesting Years of Service, and (c) shall be survived by his spouse to whom he shall be married at his death, then there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with this Section 7.7. Such Retirement Income shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning as of the first day of the month following the date on which such deceased former Employee would have attained his fifty-fifth
(55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the former Employee's

Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death. Subject to Section 7.10(b) and (c), the Provisional Payee shall be eligible to commence receipt of such Retirement Income on the first day of the month following the date on which the former Employee would have attained his fifty-fifth (55th) birthday if he were still alive, or the first day of any subsequent month preceding what would have been the former Employee's Normal Retirement Date, and shall cease with the last payment preceding the death of his Provisional Payee. In any event, the Provisional Payee shall commence receipt of such Retirement Income no later than what would have been the former Employee's Normal Retirement Date.

         7.8      Limitations on Employee's and Provisional Payee's benefits.

         (a) With respect to an Employee who does not elect a single life annuity, the limitation on benefits imposed under Article VI shall be applied as if such Employee had elected a benefit in the form of a single life annuity.

         (b) With respect to a Provisional Payee, the limitations on benefits imposed under Article VI shall be applied consistent with paragraph (a) above prorated to provide a limitation equal to or one-half of the Employee's limitation as appropriate in accordance with annuity form of benefit elected by the Employee.

         7.9 Effect of election under Article VII. An election of payment or a deemed election of payment in accordance with this Article VII shall be in lieu of any other form or method of payment of Retirement Income.

         7.10     Effects of change in retirement at Early Retirement Date.

         (a) Notwithstanding any other provision of this Article VII with the exception of paragraphs one and two of Section 7.4(c), with respect to Employees who have an Hour of Service on or after January 1, 1996 and who (1) are not covered by the terms of a collective bargaining agreement or (2) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)."

         (b) Notwithstanding Sections 7.4 and 7.7 and subject to paragraph (a) above, if an Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan and (3) dies after attaining his fiftieth (50th) birthday but before attaining his fifty-fifth (55th) birthday, his Provisional Payee shall commence receipt of Retirement Income on or after January 1, 1997, provided the Employee's Provisional Payee is alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) is received. Notwithstanding the preceding sentence, with respect to Section 7.7, the Provisional Payee may elect to defer receipt of Retirement Income to the first day of any month following the date the Employee would have attained his fiftieth (50th) birthday but not beyond what would have been such Employee's Normal Retirement Date.

         (c) Subject to paragraph (a) above except for the requirement that an Employee have an Hour of Service on or after January 1, 1996, the Provisional Payee of any Employee described in Section 7.4(c) or in Section 7.7 who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan shall commence receipt of Retirement Income upon the first day of the month after the Employee would have attained his fiftieth (50th) birthday. For purposes of the preceding sentence only, the requirement in Section 7.7 that a former Employee terminate service with the Employing Company on or after January 1, 1989 should be disregarded to allow the Provisional Payee of any former Employee to be eligible to commence receipt of Retirement Income as provided in such sentence.

         7.11 Commencement of new optional forms of payment. The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected only for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan.

         7.12     Special form of benefit for former Employees.

         (a) With respect to any Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan (3) terminates employment with such Employing Company in 1996 and (4) has attained his fiftieth (50th) birthday but not his fifty-fifth (55th) birthday as of his termination of employment, such Employee shall be eligible to elect the special form of benefit described in the next following paragraph which election must be made in the form of a written Qualified Election.

         (b) This special form of benefit shall only commence on January 1, 1997 and shall be comprised of two components consisting of a lump sum and a single life annuity as described in paragraphs (1) and (2) below.

          (1) Annuity Component: A reduced amount of Retirement Income payable to the former Employee for his lifetime determined as if he had elected to retire as of the first of the month following the date such former Employee terminated from employment.

          (2) Lump Sum Component: A lump sum payment equal to the difference between paragraphs (A) and (B) below:

               (A) the lump sum amount which is the Actuarial Equivalent of a single life annuity payable to the former Employee determined as if the former Employee had elected such single life annuity to commence as of January 1, 1997, and

               (B) the lump sum amount which is the Actuarial Equivalent of the payment described in paragraph (1) above.

          (3) With respect to paragraph (1) above, if the annuity component is payable to the former Employee for his lifetime, he may elect to have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five (65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), computed as of the first of the month following the date the former Employee terminated employment, plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating the former Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the former Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.4.

         (c) Notwithstanding paragraph (b) above, with respect to this form of benefit, a former Employee may elect, in lieu of receiving the annuity component as a single life annuity, to receive his benefit in a manner similar to the forms of payment described in Section 7.1(a), (b), (c), or (d). If one of these alternatives is elected, the annuity and lump sum component will be adjusted as follows:

          (1)  Alternative 1

               (A) Annuity Component: The form of payment described in Section 7.1(a) but which is calculated based on eighty percent (80%) of the single life annuity provided in paragraph (b)(1) above.

               (B) Lump Sum Component: A lump sum equal to eighty percent (80%) of the amount provided in paragraph (b)(2) above.

          (2)  Alternative 2

               (A) Annuity Component: The form of payment described in Section 7.1(b) but which is calculated based on ninety percent (90%) of the single life annuity provided in paragraph (b)(1) above.

               (B) Lump Sum Component: A lump sum equal to ninety percent (90%) of the amount provided in paragraph (b)(2) above.

          (3)  Alternative 3

               (A) Annuity Component: The form of payment described in Section 7.1(c) but which is calculated based on seventy-five percent (75%) of the single life annuity provided in paragraph
                    (b)(1) above.

               (B) Lump Sum Component: A lump sum equal to seventy-five percent (75%) of the amount provided in paragraph (b)(2) above.

          (4)  Alternative 4

               (A) Annuity Component: The form of payment described in Section 7.1(d) but which is calculated based on eighty-eight percent (88%) of the single life annuity provided in paragraph
                    (b)(1) above.

               (B) Lump Sum Component: A lump sum equal to eighty-eight percent (88%) of the amount provided in paragraph (b)(2) above.

                                  Article VIII

                             Termination of Service

         8.1 Vested interest. If an Employee included in the Plan terminates for any reason other than death or retirement as provided by Article III, and if such Employee has had at least five (5) Vesting Years of Service with any Affiliated Employer, whether or not Accredited Service, he will be entitled to receive, commencing at Normal Retirement Date (except as provided in Section 8.2 and subject to the provisions of Section 7.6) Retirement Income equal to his Accrued Retirement Income at the date of the termination of such service, provided that he makes application to the Retirement Board (or its delegee) for the payment of such Retirement Income. If proper application for payment of Retirement Income shall not be received by the Retirement Board (or its delegee) by the April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2 and the whereabouts of the Employee cannot be determined by the Retirement Board (or its delegee), Retirement Income shall be paid to the Employee's Provisional Payee, if any, and if surviving and the whereabouts known to the Retirement Board (or its delegee), or applied in such other manner as the Retirement Board shall deem appropriate. The payment of Retirement Income pursuant to this provision shall completely discharge all liability of the Retirement Board (or its delegee), the Employer, and the Trustee or other payor to the extent of the payments so made. If such Employee terminates with less than five (5) Vesting Years of Service with any Affiliated Employer, he shall immediately forfeit any Accrued Retirement Income under the Plan based upon his service prior to such termination.

         8.2 Early distribution of vested benefit. If an Employee terminates from service before his fifty-fifth (55th) birthday and is entitled to receive in accordance with Section 8.1 Retirement Income commencing at his Normal Retirement Date and at the time his service terminated he had at least ten (10) Years of Accredited Service, he may, in lieu of receiving payment of such Retirement Income commencing at Normal Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his fifty-fifth (55th) birthday but preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income at the date of termination of his service actuarially reduced in accordance with reasonable actuarial assumptions adopted by the Retirement Board. An election pursuant to this Section 8.2 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

         Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. If any such Employee commences receipt of his Retirement Income after attaining age fifty (50) but before attaining age fifty-five (55), the Employee's Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following such Employee's attainment of his fifty-fifth (55th) birthday.

         8.3 Years of Service of reemployed Employees. If an Employee whose service terminates is again employed by an Affiliated Employer as an Employee, his Years of Service with any Affiliated Employer and his Accredited Service immediately prior to the termination of his service shall be treated as provided in this Section 8.3, subject to the provisions of Section 8.4.

         (a) If at the time of his reemployment he has not incurred a One-Year Break in Service, his Years of Service with an Affiliated Employer and his Accredited Service will be restored whether or not he is entitled to receive Retirement Income in accordance with Section 8.1.

         (b) If at the time of termination of his service he is entitled to receive Retirement Income in accordance with the provisions of Section 8.1, upon his reemployment his Years of Service with an Affiliated Employer immediately prior to the termination of his service shall be restored whether or not he has incurred a One-Year Break in Service.

         (c) If at the time of reemployment he is not entitled to receive Retirement Income in accordance with Section 8.1 and he (1) has incurred less than five (5) consecutive One-Year Breaks in Service or (2) has incurred five
(5) or more consecutive One-Year Breaks in Service, but his Years of Service prior to such One-Year Breaks in Service exceeded the consecutive One-Year

Breaks in Service, then upon the completion of one Eligibility Year of Service following his reemployment, provided that if his reemployment date is on or after January 1, 1995, no such Eligibility Year of Service shall be required, his Years of Service with an Affiliated Employer and his Accredited Service prior to the first One-Year Break in Service shall be restored, disregarding any Years of Service with an Affiliated Employer which are not required to be taken into account by reason of any previous One-Year Breaks in Service.

         (d) Years of Service and Accredited Service restored to an Employee in accordance with this Section 8.3 shall be aggregated with Years of Service and Accredited Service to which the Employee may be entitled after his reemployment. If, however, the Minimum Retirement Income so determined for the Employee upon his subsequent retirement or termination of service shall be less than the aggregate of: (1) his Minimum Retirement Income, if any, determined in respect of the period ending with his prior termination of service, and (2) his Minimum Retirement Income determined in respect of the period after his reemployment, the aggregate of such Minimum Retirement Incomes shall be deemed to be his Minimum Retirement Income upon such subsequent retirement or termination of service. In any event, his Retirement Income, however computed, shall be reduced by the Actuarial Equivalent of any Retirement Income he received with respect to his prior period of employment.

         8.4 Cash-out and buy-back. (a) Notwithstanding any other provision of this Plan, if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer or retirement under Article III is not more than $3,500 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the present value of the Employee's Accrued Retirement Income shall be paid in a lump sum, in cash, to such terminated Employee. The present value of the Accrued Retirement Income shall be calculated as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in
Section 8.5(c). For purposes of this Section 8.4, if the present value of the Employee's vested Accrued Retirement Income is zero, the Employee shall be deemed to have received a distribution of such vested Retirement Income.

         (b) A terminated Employee who has been paid a lump sum of the present value of his Accrued Retirement Income in accordance with paragraph (a) above shall not be entitled to repay this amount to the Trust. If such terminated Employee is subsequently reemployed and attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, the Employee shall receive Retirement Income based on all Accredited Service, including Accredited Service earned prior to reemployment, but reduced by the Actuarial Equivalent of the lump sum payment made in accordance with paragraph (a).

     8.5 Calculation of present value for cash-out of benefits and for determining amount of benefits.

         (a) This Section 8.5 shall apply to all distributions from the Plan and from annuity contracts purchased to provide Accrued Retirement Income other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984.

         (b) (1) For purposes of determining whether the present value of (A) an Employee's vested accrued benefit; (B) a qualified joint and survivor annuity, within the meaning of Section 417(b) of the Code; or (C) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate.

                  (2) In no event shall the present value of any such benefit or annuity determined under this Section 8.5(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate.

                  (3) In no event shall the amount of any benefit or annuity determined under this Section 8.5 exceed the maximum benefit permitted under Section 415 of the Code.

         (c) For purposes of this Section 8.5, "Applicable Interest Rate" shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined.

         8.6 Retirement Income under Prior Plans. Any person entitled to receive Retirement Income as a former Employee under the Prior Plans shall only be entitled to receive Retirement Income in accordance with the provisions of such Prior Plan in effect at the time his service was terminated, except that any such person whose service terminated prior to January 1, 1976:

         (a) with at least twenty (20) years of Accredited Service may elect to receive Retirement Income commencing prior to his Normal Retirement Date in accordance with Section 8.2;

         (b) who shall have returned to the employment of an Employing Company, whether before or after January 1, 1976, and shall be an Employee who is entitled to receive Retirement Income in respect of his Accredited Service after January 1, 1976, his years of Accredited Service under the Prior Plans with respect to his service before January 1, 1976, shall, for the purpose of calculating his Minimum Retirement Income, be aggregated with his years of Accredited Service after his reemployment. His Accrued Retirement Income to the date of termination of his service payable in accordance with the Prior Plans as a former Employee shall be treated as Prior Plan Retirement Income and his Years of Service prior to the date of termination of his service shall be restored to his credit. It shall be a condition of the treatment provided for in this paragraph (b) that: (1) the Employee rescind any election of payment and designation of a Provisional Payee which he shall have made under the Prior Plan and which shall be in effect at the time of his return to the employment of an Employing Company and (2) if he is receiving Retirement Income, his Retirement Income shall cease during his period of employment and any Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

         8.7 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article VIII, a Distributee may elect on a prescribed form to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (a)      Definitions

                  (1)      Eligible Rollover Distribution

                  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                    (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's spouse, or for a specified period of 10 years or more;

                    (B) any  distribution  to the extent  such  distribution  is required under Code Section 401(a)(9); and

                    (C) the portion of any  distribution  that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2)      Eligible Retirement Plan

                  An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution for a Provisional Payee, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3)      Distributee

                  A Distributee includes an Employee or former Employee. In addition, a Distributee includes the Employee's or former Employee's spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

                  (4)      Direct Rollover

                  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   Article IX

                                  Contributions

         9.1 Contributions generally. All contributions necessary to provide the Retirement Incomes under the Plan will be made from time to time by or on behalf of the Employing Companies and no contributions will be required of the Employees. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI, and if a group annuity contract shall be entered into with a life insurance company ("contract with an insurance company"), contributions may also be made to the insurance company.

         The minimum amount of contributions to be made by or on behalf of the Employing Companies for any Plan Year of the Plan shall be such amount as is required to meet the minimum funding standards of ERISA and any regulations in respect thereto. However, the Employing Companies are under no obligation to make any contributions under the Plan after the Plan is terminated, whether or not Retirement Income accrued or vested prior to the date of termination has been fully funded. All contributions are expressly conditioned upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.

         9.2 Return of Employing Company contributions. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are participants under the Plan, including former Employees and their beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their beneficiaries shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their beneficiaries. However, notwithstanding the provisions of this Section 9.2:

         (a) If a contribution is conditioned upon the deductibility of the contributions under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of an Employing Company, return the contribution (to the extent disallowed) to such Employing Company within one year after the date the deduction is disallowed.

         (b) If a contribution or any portion thereof is made by an Employing Company by a mistake of fact, the Trustee shall, upon written request of such Employing Company, return the contribution or such portion to the Employing Company within one year after the date of payment to the Trustee.

         The amount which may be returned to an Employing Company under this
Section 9.2, is the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to such Employing Company, but losses attributable thereto shall reduce the amount to be so returned.

         (c) If permitted under Federal common law, the Employing Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity.

         9.3 Expenses. Prior to termination of the Plan, all investment expenses (including brokerage costs, transfer taxes, shipping expenses, and charges of correspondent banks of the Trustee) and any taxes which may be levied against the Trust shall be charged to the Trust. All other expenses prior to the termination of the Plan shall either be paid by the Employing Companies or charged to or reimbursed by the Trust, as determined in the discretion of The Southern Company Pension Fund Investment Review Committee. After the termination of the Plan, all expenses shall be levied against the Trust and shall be charged to the Trust.

                                    Article X

                             Administration of Plan

         10.1 Retirement Board. The general administration of the Plan shall be placed in a Retirement Board of six (6) members who shall be appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

         10.2 Organization and transaction of business of Retirement Board. Any person appointed a member of the Retirement Board shall signify his acceptance by filing written acceptance with the Board of Directors. Any member of the Retirement Board may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein.

         The members of the Retirement Board shall elect a Chairman from their number, and a Secretary who may be but need not be one of the members of the Retirement Board, and shall designate an actuary to act in actuarial matters relating to the Plan. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to make any payment in their behalf, or to execute or deliver any instrument except that a requisition for funds from the Trustee shall be signed by two (2) members of the Retirement Board unless the Retirement Board determines in writing to delegate such requisition authority.

         The Retirement Board shall hold meetings upon such notice, at such place or places, and at such time or times as they may from time to time determine.

         A majority of the members of the Retirement Board at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Retirement Board at any meeting shall be by the vote of a majority of the Retirement Board at the time in office. Any determination or action of the Retirement Board may be made or taken without a meeting by a resolution or written memorandum concurred upon by a majority of the members then in office.

         No member of the Retirement Board who is also an Employee of an Employing Company shall receive any compensation from the Plan for his service as such. No bond or other security need be required of any member in any jurisdiction except as may be required by ERISA.

         10.3 Administrative responsibilities of Retirement Board. The Retirement Board, in addition to the functions and duties provided for elsewhere in the Plan, shall have exclusive discretionary authority for the following:

     (a) construing and interpreting the Plan;

     (b) determining all questions affecting the eligibility of any Employee, retired Employee, former Employee, Provisional Payee, or alternate payee;

     (c) determining all questions affecting the amount of the benefit payable hereunder;

     (d) ascertaining the persons to whom benefits shall be payable under the provisions hereof;

     (e) to the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan;

     (f) making final and binding determinations in connection with any questions of fact which may arise regarding the operation of the Plan;

     (g) making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

     (h) prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan; and

     (i) reviewing such denials of claims for benefits as may arise.

         Any action by the Retirement Board under this Section 10.3 shall be binding and conclusive. To the extent that the Retirement Board delegates any of the foregoing duties or functions to another party, the Retirement Board retains the ultimate authority to act in accordance with this Section 10.3.

         10.4 Retirement Board, the "Administrator". For the purposes of compliance with the provisions of ERISA, the Retirement Board shall be deemed the "administrator" of the Plan as that term is defined in ERISA, and the Retirement Board shall be, with respect to the Plan, a "named fiduciary" as that term is defined in ERISA. For the purpose of carrying out its duties, the Retirement Board may, in its discretion, allocate responsibilities under the Plan among its members and may, in its discretion, designate in writing, as set forth in the records of the Retirement Board, persons other than members of the Retirement Board to carry out such responsibilities of the Retirement Board under the Plan as it may see fit.

         10.5 Fiduciary responsibilities. It is intended, that to the maximum extent permitted by ERISA, each person who is a "fiduciary" with respect to the Plan as that term is defined in ERISA shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust or other funding medium, as shall each person designated by any fiduciary to carry out any fiduciary responsibility with respect to the Plan, the Trust or other funding medium and no fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust or other funding medium.

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a "party in interest" as that term is defined in ERISA.

         10.6 Employment of actuaries and others. The Retirement Board may employ such "enrolled actuaries" and independent "qualified public accountants" as such terms are defined in ERISA, legal counsel (who may be of counsel to an Employing Company), other specialists, and other persons as the Retirement Board deems necessary or desirable in connection with the administration of the Plan. The Retirement Board and any person to whom it may delegate any duty or power in connection with the administration of the Plan, an Employing Company, and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any enrolled actuary, independent qualified public accountant, counsel, or other specialist or other person selected by the

Retirement Board or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee or any insurance company. Any action so taken, omitted, or suffered in accordance with the provisions of this Section 10.6 shall be conclusive upon each Employee, former Employee, and Provisional Payee covered under the Plan.

         10.7 Accounts and tables. The Retirement Board shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan. The Retirement Board shall annually report to the Board of Directors and provide a reasonable summary of the financial condition of the Trust and the operation of the Plan for the past year, and any further information which the Board of Directors may require. In addition, the Retirement Board shall annually report to the Compensation and Management Succession Committee of The Southern Company Board of Directors and provide a reasonable summary about significant matters concerning the operation of the Plan and the adoption of any amendments not otherwise required to be recommended by such Committee in accordance with Section 13.1.

         The Retirement Board may, with the advice of an enrolled actuary, adopt from time to time mortality and other tables as it may deem necessary or appropriate for use in calculating benefits under the Plan.

         10.8 Indemnity of members of Retirement Board. To the extent not compensated for by any applicable insurance, the Employing Companies shall indemnify and hold harmless each member of the Retirement Board and each Employee of the Employing Companies designated by the Retirement Board to carry out any fiduciary responsibility with respect to the Plan from any and all claims, loss, damages, expense (including counsel fees approved by the Board of Directors) and liability (including any amount paid in settlement with the approval of the Board of Directors) arising from any act or omission of such member or Employee designated by the Retirement Board in connection with the Plan or the Trust, except where the same is determined by the Board of Directors or is judicially determined to be due to a failure to act in good faith or is due to the gross negligence or willful misconduct of such member or Employee. No assets of the Plan may be used for any such indemnification.

         10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan. The Trustee or an insurance company, if funds of the Plan shall be held by an insurance company, shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement or contract with an insurance company, except to the extent that an "Investment Manager," as that term is defined in ERISA, appointed by the Board of Directors upon recommendation of the Pension Fund Investment Review Committee of The Southern Company System shall have responsibility for the management of the assets of the Plan, or some part thereof, including the power to acquire and dispose of the assets of the Plan, or some part thereof.

         The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of the Pension Fund Investment Review Committee of The Southern Company System.

         10.10 Claims procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Retirement Board (or its delegee) shall:

         (a) provide adequate notice in writing to any Employee, former Employee, retired Employee, or Provisional Payee (each being hereinafter in the paragraph referred to as "participant") whose claim for benefit under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such participant; and

         (b) afford a reasonable opportunity to any participant whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

                                   Article XI

                               Management of Trust

     11.1 Trust. All assets of the Plan shall be held as a special trust for use in accordance with the Plan.

         The funds of the Plan shall be held by a Trustee in trust or held by a life insurance company in accordance with the provisions of a contract with such insurance company entered into by the Trustee or the Employer. The Trust Agreement and contract with an insurance company may from time to time be amended in the manner therein provided.

         11.2 Disbursement of the Trust Fund. Subject to the provisions of the Trust Agreement or contract with an insurance company the Retirement Board shall determine the manner in which the funds of the Plan shall be disbursed pursuant to the Plan, including the form of voucher or warrant to be used in making disbursements and the due qualification of persons authorized to approve and sign the same. The responsibility for the retention and investment of funds held by the Trustee shall lie with the Trustee and not with the Retirement Board, and the responsibility for the retention and investment of funds held by an insurance company shall lie with the insurance company and not with the Retirement Board. However, if in accordance with a Trust Agreement forming a part of the Plan (including any pooled trust agreement in which a trust forming a part of the Plan participates) a contract with an insurance company shall be held by the Trustee as an investment of the Trust, directions may be given from time to time to the Trustee by the Board of Directors or such committee, person, or persons as may be specified in the Trust Agreement to transfer funds of the Trust to the life insurance company which issued such contract or to transfer funds from the life insurance company to the Trustee, as the case may be.

         11.3 Rights in the Trust. Under no circumstances shall amounts of money or other things of value contributed by the Employing Companies to the Plan, or any part of the corpus or income of the Trust held by the Trustee under the Plan, be recoverable by the Employing Companies from the Trustee or from any Employee, retired Employee, former Employee, or Provisional Payee, or be used for, or diverted to, purposes other than for the exclusive benefit of the Employees, retired Employees, former Employees, and Provisional Payees covered hereunder; provided, however, that, if after satisfaction of all liabilities of the Trust with respect to Employees, retired Employees, former Employees, and Provisional Payees under the Plan, there is any balance remaining, the Trustee shall return such balance to the Employing Companies. Notwithstanding the above, upon the approval of the Internal Revenue Service or the enactment or promulgation of any laws or regulations by any governmental authority, the Employing Companies shall be authorized to rededicate all or a portion of the assets allocated to fund Retirement Income under the Plan to the separate account to fund medical benefits under Article XV of the Plan.

         11.4 Merger of the Plan. The Plan shall not be merged or consolidated with, or any of its assets or liabilities transferred to, any other plan, unless each Employee included in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated).

                                   Article XII

                             Termination of the Plan

         12.1 Termination of the Plan. The Plan may be terminated at any time by action of the Board of Directors in accordance with the amendment procedures provided in Section 13.1. Upon such termination or partial termination all Accrued Retirement Income of Employees to the date of such termination, to the extent then funded, shall become nonforfeitable and the assets of the Plan which have not previously been allocated to provide Retirement Income shall then be paid out to Employees, retired Employees, former Employees, and Provisional Payees in accordance with the applicable requirements of ERISA and regulations thereunder governing termination of "employee pension benefit plans" as defined in ERISA. If after satisfaction of all liabilities, as provided above, there is any balance remaining in the Trust, the Trustee shall return such balance to the Employing Companies.

         To the extent permitted by law, subject to the foregoing limitations, such remaining assets shall be allocated among all persons in the following categories for whom such Retirement Income or other benefits have not previously been provided, namely, (a) Employees who have been retired under the Plan, (b) Employees who at the date of termination of the Plan are included in the Plan,
(c) former Employees who at the date of the termination of their employment were entitled to payment of Retirement Income in accordance with Article VIII, and
(d) former Employees who have transferred to an Affiliated Employer. Retirement Income already purchased under any contract with an insurance company will be payable in accordance with the provisions of that contract.

         12.2     Limitation on benefits for certain highly paid employees.

         (a) The annual payments to an Employee described in paragraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Retirement Income and the Employee's other benefits under this Plan (other than a Social Security supplement) and any Social Security supplement that the restricted Employee is entitled to receive. The restrictions in this paragraph (a) do not apply, however, if:

                  (1) after payment to an Employee described in paragraph (b) of all benefits payable to such Employee under this Plan, the value of this Plan's assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(c)(7), or

                  (2) the value of the benefits payable to such Employee under this Plan for an Employee described in paragraph (b) below is less than 1% of the value of current liabilities before distribution.

         (b) The Employees whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation Section 1.401(a)(4)-12); provided, however, that Employees whose benefits are subject to restriction under this
Section 12.2 shall be limited to only those Employees who in the current or in any previous Plan Year were one of the 25 non-excludable Employees of the Affiliated Employers with the greatest compensation from such Affiliated Employers.

                                  Article XIII

                              Amendment of the Plan

         13.1     Amendment of the Plan.

         (a) The Plan may be amended or modified at any time by the Board of Directors pursuant to its written resolutions to among other things (but without limiting the scope of the Board of Directors' authority) implement collectively bargained agreements, provide non-collectively bargained Employees those benefits granted collectively bargained Employees or such other benefits not granted collectively bargained Employees, change plan distribution options and the timing of distributions, provide for administrative efficiency, make any changes necessary or desirable to make the contributions to the Trust eligible for tax deductions, make the income of the Trust exempt from taxation, or bring the Plan into conformity or compliance with ERISA, the Code, or with other governmental regulations. Notwithstanding the foregoing, amendments or modifications which substantially increase on an on-going basis the contributions required under Article IX for any Employing Company or which significantly increase or decrease the future opportunity for Accrued Retirement Income for Employees of any Employing Company will be made by the Board of Directors, only after recommendation to and approval by the Compensation and Management Succession Committee of The Southern Company Board of Directors.

         (b) Notwithstanding paragraph (a) above, no amendment shall be made which has the effect of decreasing the Accrued Retirement Income of any Employee, retired Employee, former Employee, or Provisional Payee as provided under the limitations of Section 411(d)(6) of the Code.

                                   Article XIV

                               Special Provisions


         14.1 Exclusive benefit. The Employing Companies intend that the Plan (including the Trust forming a part thereof) be a pension plan maintained for the exclusive benefit of its Employees and their beneficiaries subject to
Section 11.3, as provided for in Section 401 of the Code, and as may be provided for in any similar provisions of subsequent revenue laws, and that the Trust shall qualify as an employees' trust which shall be exempt under Section 501(a) of the Code, and any similar provisions of subsequent revenue laws, as a trust forming part of such a plan.

         14.2 Assignment or alienation. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment (either at law or in equity), pledge, encumbrance, charge, garnishment, levy, execution, or other legal or equitable process and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, levy, execute, or enforce other legal or equitable process against the same shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit.

         If any Employee, former Employee, or retired Employee, or any Provisional Payee under the Plan is adjudicated bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit under the Plan or if any action shall be taken which is in violation of the provisions of the immediately preceding paragraph, then such benefit shall cease and terminate and in that event the Retirement Board shall hold or apply the same or any part thereof to or for the benefit of such Employee, former Employee, retired Employee, or Provisional Payee in such manner as the Retirement Board may think proper.

         Notwithstanding the above, the Retirement Board and Trustee shall comply with any "domestic relations order" (as defined in Section 414(p)(1)(B) of the Code) which is a "qualified domestic relations order" satisfying the requirements of Section 414(p) of the Code. The Retirement Board shall establish procedures for (a) notifying Employees and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         14.3 Voluntary undertaking. This Plan is strictly a voluntary undertaking on the part of the Employing Companies and shall not be deemed to constitute a contract between the Employing Companies or any other company and any Employee or to be a consideration for, or an inducement or condition of, the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employing Company or to interfere with the right of the Employing Companies to discharge any Employee at any time. Inclusion under the Plan will not give any Employee or Provisional Payee any right or claim to a Retirement Income except to the extent such right is specifically fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee or of any insurance company which may hold funds of the Plan.

     14.4 Top-Heavy Plan requirements. For any Plan Year the Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

         (a)      the minimum benefit requirement of Section 14.6; and

         (b)      the vesting requirement of Section 14.7.

         14.5     Determination of Top-Heavy status.

         (a) The Plan shall be determined to be a "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any Plan of an Aggregation Group.

         (b) The Accrued Retirement Income of a Non-Key Employee shall be determined under the accrual method under the Plan.

         (c) The Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any plan of an Aggregation Group.

         For purposes of Sections 14.5(a) and 14.5(b), if any Employee is a Non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for an Employing Company or any Affiliated Employer maintaining the Plan or Prior Plans at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income for such Employee or former Employee shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

         (d) An Employee's "Aggregate Account" as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

         (e) An "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant, and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                  In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

                  (2) Permissive Aggregation Group: The Affiliated Employers may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or
         410. Such group shall be known as a Permissive Aggregation Group.

         In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

                  (3) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

         (f) The "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

         (g) A "Key Employee" shall mean any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                  (1) an officer of the Affiliated Employers having an annual compensation from the Affiliated Employers greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. For purposes of this Section 14.5(g)(1), only those employers which are incorporated shall be considered as having officers, and no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Affiliated Employers pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125,
         Section 402(a)(8), Section 402(h), or Section 403(b) of the Code.

                  (2) one of the ten (10) Employees (A) having annual compensation from the Affiliated Employers greater than the limitation in effect under Code Section 415(c)(1)(A) and (B) owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Affiliated Employers. For purposes of this Section 14.5(g)(2), if two (2) Employees have the same interest in the Affiliated Employers, the Employee having the greater annual compensation from the Affiliated Employers shall be treated as having a larger interest.

                  (3) a "five-percent owner" of the Affiliated Employers. The term "five-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Affiliated Employers or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Affiliated Employers. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.

                  (4) a "one-percent owner" of the Affiliated Employers having an annual compensation from the Affiliated Employers of more than $150,000. The term "one-percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Affiliated Employers or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Affiliated Employers. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Code Sections 414(b),
         (c), and (m) shall be taken into account.

     (h) A "Non-Key Employee" shall mean any Employee who is not a Key Employee as defined in Section 14.5(g).

     (i) An Employee's "Present Value of Accrued Retirement Income" shall mean as of the Determination Date, the sum of the following:

                  (1) the Present Value of his Accrued Retirement Income as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

                  (2) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Employee's Present Value of Accrued Retirement Income as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

                  (3) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to qualified deductible employee contributions shall not be considered to be a part of the Employee's Present Value of Accrued Retirement Income.

                  (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Employee's Present Value of Accrued Retirement Income. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Accrued Retirement Income.

                  (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Accrued Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

     (j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

          (1) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

          (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds sixty percent (60%) of a similar sum determined for all Employees.

         14.6 Minimum Retirement Income for Top-Heavy Plan Years. Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Accrued Retirement Income derived from Affiliated Employer contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%) multiplied by the Employee's number of Years of Service with the Affiliated Employers, or (b) twenty percent (20%). For purposes of the minimum benefit, an Employee's Years of Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and (b) Years of Service completed prior to January 1, 1984. The minimum benefit required by this Section 14.6 shall be calculated using the Employee's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Employee's Normal Retirement Date. An Employee's average compensation shall be based on the five (5) consecutive years for which the Employee had the highest compensation.

         Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee is an Employee in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Affiliated Employers shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Affiliated Employers and the minimum allocation under Code Section 416(c)(2) is allocated to the Non-Key Employee under such defined contribution plan, the minimum Accrued Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the Non-Key Employee. Alternatively, the Affiliated Employers may satisfy the minimum benefit requirement of Code Section 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(m-12).

         14.7 Vesting requirements for Top-Heavy Plan Years. Notwithstanding the provisions of Section 8.1, for any Top-Heavy Plan Year, the vested portion of an Employee's Accrued Retirement Income shall be determined on the basis of the Employee's Vesting Years of Service according to the following schedule:

           Years of Service                          Vested Percentage

            less than 2                                   0
                   2                                     20
                   3                                     40
                   4                                     60
                   5                                     80
             6 or more                                  100

The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Employee's Retirement Income is required to be suspended under Section 5.10 of the Plan.

         If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Board may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Accrued Retirement Income or (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

         14.8     Adjustments to maximum benefits for Top-Heavy Plans.

         (a) In the case of an Employee who is a participant in a defined benefit plan and a defined contribution plan maintained by the Affiliated Employers, and such plans as a group are determined to be Top-Heavy for any limitation year beginning after December 31, 1983, "1.0" shall be substituted for "1.25" in each place it appears in the denominators of Fractions A and B, as set forth in Section 6.5 of the Plan, unless the extra minimum benefit is provided pursuant to Section 14.8(b). Super Top-Heavy Plans shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

         (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a Super Top-Heavy Plan), the defined benefit and defined contribution fractions set forth in Section 6.5 shall remain unchanged, provided that in Section 14.6 above, "three percent (3%)" shall be substituted for "two percent (2%)" and "twenty percent (20%)" shall be increased by one (1) percentage point (but not more than ten (10) percentage points) for each Year of Service included in the computations under Section 14.6.

         (c) For purposes of this Section 14.8, if the sum of the defined benefit plan fraction and the defined contribution fraction shall exceed 1.0 in any Plan Year for any Employee in this Plan, the Affiliated Employers shall eliminate any amounts in excess of the limits set forth in Section 6.5, pursuant to Section 6.7 of the Plan.

                                   Article XV

                               New Pension Program

     15.1  Eligibility.   The  following  Employees  shall  be  subject  to  the
provisions of this Article XV:

         (a) Employees who (1) are actively employed by an Employing Company on December 31, 1996 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or (2) are not members of an eligible class of Employees on December 31, 1996 and have not previously participated in the Prior Plans;

         (b) Employees who are actively employed by an Employing Company on December 31, 1996 and elect in accordance with uniform procedures established by the Retirement Board to be subject to the provisions of this Article XV; and

         (c) Employees who (1) are employed or reemployed by an Employing Company on or after January 1, 1997, or (2) rescind a waiver of participation under Section 2.7 on or after January 1, 1997 that was in effect on December 31, 1996.

         (d) Notwithstanding paragraphs (a) through (c) of this Section 15.1, Employees covered by the terms of a collective bargaining agreement shall not participate in the provisions of Article XV unless the bargaining unit representative and the Employing Company have mutually agreed to such participation.

         15.2     Retirement Income payable upon retirement.

         (a) The monthly Retirement Income payable as a single life annuity to an Employee (or his Provisional Payee) included in the Plan who retires from the service of an Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in Article VI, shall be the greater of (1) and (2) below:

                           (1) 1.0% of his Average Monthly Earnings multiplied
                  by his years (and fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date; or

                           (2) $25 multiplied by his years (and fraction of a
                  year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

         (b) Notwithstanding paragraph (a) above, with respect to an Employee who is actively employed on December 31, 1996, if the Retirement Income provided under Article V as of the earlier of his retirement or termination of employment with an Employing Company or December 31, 2001 would be greater, such Employee shall be entitled to receive such greater Retirement Income upon his retirement or termination of employment with an Employing Company.

         (c) For purposes of paragraph (a) above, with respect to Employees described in Section 15.1(c) the term "Average Monthly Earnings" shall have the same meaning, as provided in Section 1.5 except that the term "five (5) highest Plan Years of participation" shall replace the term "three (3) highest Plan Years of participation" wherever it appears.

         (d) Notwithstanding paragraphs (a) and (b) above, Retirement Income determined with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on his Early Retirement Date had (1) the Employee retired on his Early Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income commencing on such Early Retirement Date been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

         15.3 Early Retirement Reduction. With respect to Employees described in
Section 15.1(a) and (b) who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5. With respect to Employees described in Section 15.1(c), the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5 except that the term "five-tenths of one percent (0.5%)" shall replace the term "three-tenths of one percent (0.3%)" where it appears in the first paragraph thereof.

         15.4 Transfers from Savannah Electric and Power Company. With respect to an Employee of Savannah Electric and Power Company ("SEPCO") who transfers to an Employing Company in 1997 and who would otherwise be eligible to participate as provided in Section 15.1 except for the fact that he was employed by SEPCO on December 31, 1996, the provisions of this Article XV shall apply.

         15.5 Effect on other Plan provisions. To the extent not inconsistent with the provisions of this Article XV, all provisions of the Plan are applicable to Employees described in Section 15.1.

                                   Article XVI

                 Special Provisions Concerning Certain Employees
                    of Southern Electric International, Inc.

     16.1 Eligibility and Recognition of Service for Former Employees of Scott Paper Company.

         (a) Effective January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule 2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Article XVI as the "Scheduled Employee"),

               (1) Such Scheduled Employee shall be eligible to participate in the Plan effective January 1, 1995.

               (2) Such Scheduled Employee, if and when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scheduled Employee's Retirement Income, the Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the Scott Salaried Plan, determined as if he retired from Scott Paper Company at his normal retirement age, as that term is defined in the Scott Salaried Plan on December 17, 1994. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

               (3) For purposes of calculating such Scheduled Employee's Social Security Offset under Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the Scheduled Employee during his employment with any Affiliated Employer, and Scott

          Paper Company. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with Section 5.4.

               (4) For vesting purposes, such Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section
          1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scheduled Employee participated.


         IN WITNESS WHEREOF, the Board of Directors of Southern Company Services, Inc. through its authorized officer has adopted The Southern Company Pension Plan this day of , 1996, to be effective January 1, 1997.




                      SOUTHERN COMPANY SERVICES, INC.


                      By:      _______________________
                                C. Alan Martin
                                Vice President


ATTEST:


By:      ___________________
          Tommy Chisholm
          Secretary

         [CORPORATE SEAL]

                                   APPENDIX A

                        THE SOUTHERN COMPANY PENSION PLAN

                    EMPLOYING COMPANIES AS OF JANUARY 1, 1997



                           Alabama Power Company;
                           Georgia Power Company;
                           Gulf Power Company;
                           Mississippi Power Company;
                           Southern Communications Services, Inc.; Southern Company Services, Inc.; Southern Development and Investment Group, Inc.; Southern Energy, Inc.; and Southern Nuclear Operating Company, Inc.

Schedules


         Alabama Power Company

         Georgia Power Company

         Gulf Power Company

         Mississippi Power Company

         Southern Company Services, Inc.

         Southern Nuclear Operating Company, Inc.

                         ALABAMA POWER COMPANY SCHEDULE


============= ==================================================================
APC ss. NO.                             APC PLAN TEXT
============= ==================================================================
ss. 2.3             An Employee not already  included in the Plan who is granted a leave of absence on or after January 1, 1981 to serve as Business Manager or Assistant Business Manager of System Council U-19 and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Hours of Service as though the period of absence was a period of active employment with the Employer for the period (or portion of the period). Such Employee shall be included in the plan when he meets the requirements of this Article II if he is, on the date of such inclusion, on such leave of absence or has returned to the active employment of the Employer. The crediting of Hours of Service with respect to such Employee shall continue only so long as such employee remains on leave in such capacity as stated above.

============= ==================================================================
ss. 2.6             2.6   Exclusion   of  certain   categories   of   employees.
               Notwithstanding any other provision of this Article II, leased employees shall not be eligible to participate in the Plan. In addition, temporary employees, except Employees as defined in
               Section 1.17 participating in the Plan prior to July 1, 1991, shall not be eligible to participate in the Plan. Thirdly, any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies. Lastly, any person who is a member of the United Mine Workers at the date of his employment, or on October 1, 1948, or thereafter becomes a member of said union or any other mine workers union having a retirement or similar fund, shall on the date of his employment or on October 1, 1948 or the date of his becoming a member, whichever is later, be deemed for purposes of the Plan to have terminated his employment with the Employer on such date and shall not be eligible to participate in the Plan; provided that any such person shall again become an employee eligible to participate in the Plan upon termination of his membership in such union subject to inclusion in the Plan as a new employee.

============= ==================================================================
ss. 4.1             (b) Each  Employee  who is on an  approved  leave of absence from the Employer to serve as Business Manager or Assistant Business Manager for System Council U-19, and who has made a timely written election to participate in the Plan during such leave in accordance with the Pension Agreement dated May 29, 1981, shall be credited with service for the Plan Year covered by such elections.
============= ==================================================================

ss. 4.2             An Employee who is on an approved  leave of absence from the
               Employer to serve as Business Manager or Assistant Business Manger for System Council U-19, and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Accredited Service for the period (or portion of the period) after January 1, 1989 covered by such timely written election. For the purpose of determining the Earnings of such Employee during the period (or portion of the period) after January 1, 1989, of such leave of absence, he shall be deemed to have received Earnings at the rate of Earnings he would have been eligible to receive had he remained in the employ of the Employer.

============= ==================================================================

                                   Schedule                               APC




                                  ARTICLE XVII

                        Post-retirement Medical Benefits
1
         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer (1) who is eligible to receive Retirement Income after the attainment of his Normal or Deferred Retirement Date, as applicable, pursuant to the terms of the Plan,
(2) who was insured under the Employer's program of medical insurance benefits on the last day worked prior to retirement, (3) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (4) who resides in the United States, and (5) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before attainment of Medicare eligibility, the premiums for hospitalization and medical coverage were being deducted from his Retirement Income continuously until his eligibility for Medicare. A "Pensioned Employee" shall not include a Key Employee, as defined in Section 14.6(g), or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) "Spouse " means the Pensioned Employee's spouse (1) who is not legally separated from the Pensioned Employee, (2) who was insured under the Employer's program of medical insurance benefits on the last day prior to the Pensioned Employee's retirement, (3) who resides in the United States, (4) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (5) who meets the eligibility requirements of the Medicare program, (6) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before his Spouse became eligible for Medicare, premiums for hospitalization and medical coverage for both the Pensioned Employee and his Spouse were being deducted from his Retirement Income continuously until his Spouse became eligible for Medicare, and (7) in the case of a surviving spouse of a deceased Pensioned Employee, who was insured as a Spouse at the time of the Pensioned Employee's death.

         (c) "Covered Individual" means a Pensioned Employee or Spouse of a Pensioned Employee who is eligible to receive medical benefits under Article XVII.

         (d) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

               (1) (A) Except as provided in Section 17.1(d)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

               (B) Subject to the provisions of Sections 17.1(d)(3), (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                    (i) is made after the close of the Plan Year  preceding  the
               Employer's first Plan Year beginning after December 31, 1990, and before the earlier of (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                    (ii) does not exceed the  expenditures  of the  Employer for
               Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                    (iii) The  reduction  described  in the second  paragraph of
               Section  17.1(d)(6)(G) shall not apply to a transfer described in
               Section 17.1(d)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(d)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 17.1(d)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(d)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Spouse under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(d)(1)(B), the requirements of this Section 17.1(d)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(d)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(d)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(d)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(d), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(d)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Spouses.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(d)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 17.1(d)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                                   (i) the amount determined under Code Section 412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2     Eligibility of Pensioned Employees and their Spouses.

         (a) A person who is a Pensioned Employee on January 1, 1997 shall be eligible for coverage as a Pensioned Employee on January 1, 1997, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (b) An Employee who becomes a Pensioned Employee on or after January 1, 1997 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (c) A Spouse of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Spouse.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4     Termination of coverage.

          (a) Coverage of any Pensioned Employee shall cease as follows:

               (1) when Article XVII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit A.

          (b) Coverage of a Spouse shall cease as follows:

               (1) when Article XVII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit A.

         17.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVII to the contrary notwithstanding, a Pensioned Employee or Spouse shall be entitled to elect continued medical coverage as provided under the terms of Article XVII upon the occurrence of a Qualifying Event, provided such Pensioned Employee or Spouse was entitled to benefits under Article XVII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee or Spouse, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from his Spouse, or (C) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Spouse electing continued coverage under this Section 17.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee or Spouse shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

               (1) The third anniversary of the Qualifying Event;

               (2) The termination of Article XVII of the Plan;

               (3) The failure of the Pensioned Employee or Spouse to pay any required contribution when due;

               (4) The date on which the Pensioned Employee or Spouse first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

               (5) The date the Spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Spouse.

         (d) Any election to continue coverage under this Section 17.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee or Spouse receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Spouse, if any, written notice of the rights provided in this Section 17.5. The Pensioned Employee or Spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 17.5(a)(1)(B), and the Employer shall provide the Spouse written notice of the rights provided in this Section 17.5 within fourteen (14) days thereafter.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Spouse's, maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not on cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Spouse shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because his Spouse has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee or his Spouse, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Spouse prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this
Article XVII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Spouses of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                                  ARTICLE XVIII

                     Post-retirement Medical Benefits Prior
                     to Attainment of Normal Retirement Date


         18.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early Retirement Date and prior to attainment of his Normal Retirement Date, pursuant to the terms of the Plan, and who was insured, or is deemed to be insured by the Retirement Board, under the Employer's program of medical insurance benefits on the last day prior to his retirement. The term "Pensioned Employee" shall not include (1) any former Employee who terminated his service with the Employer prior to his Early Retirement Date and who is entitled to Retirement Income under Section 8.1 or
8.2 of the Plan or, effective January 1, 1991, (2) a Key Employee, as defined in
Section 14.6(g), or (3) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) If the required contributions for coverage of a covered individual have been paid in advance in accordance with Article XVIII, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered, or deemed to be continuously covered by the Retirement Board, under a prior medical plan maintained by the Employer on December 31, 1989 or the day before the retirement of a Pensioned Employee, shall continue under Article XVIII commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under Article XVIII.

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

               (1) (A) Except as provided in Section 18.1(c)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

               (B) Subject to the provisions of Sections 18.1(c)(3), (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                    (i) is made after the close of the Plan Year  preceding  the
               Employer's first Plan Year beginning after December 31, 1990, and before the earlier of (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                    (ii) does not exceed the  expenditures  of the  Employer for
               Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                    (iii) The  reduction  described  in the second  paragraph of
               Section  18.1(c)(6)(G) shall not apply to a transfer described in
               Section 18.1(c)(1)(A) above.

               (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

               (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                    (B) Any assets transferred to a Health Benefits Account in a
               Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 18.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                    (C) For  purposes  of this  Section  18.2(c)(3),  any amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 18.1(c)(3)(A) above.

               (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                    (B) In the case of a Qualified Transfer described in Section
               18.1(c)(1)(B), the requirements of this Section 18.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 18.1(c)(4)(A) above had applied immediately before such termination.

               (5)  Effective  for  Qualified  Transfers  occurring on or before
          December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 18.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 18.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 18.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                    (A) "Applicable Employer Cost" means, with respect to any Plan Year, the amount determined by dividing

                         (i) the Qualified Current Retiree Health Liabilities of
                    the Employer for such Plan Year determined (I) without regard to any reduction under Section 18.1(c)(6)(G), and
                    (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                         (ii) the number of  individuals  to whom  coverage  for
                    Applicable  Health  Benefits was  provided  during such Plan
                    Year.

                    (B) "Applicable Health Benefits" means health benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                    (C) "Benefit  Maintenance  Period"  means the period of five
               (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                    (D) "Cost  Maintenance  Period" means the period of five (5)
               Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 18.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under Section 18.1(c)(6)(A) for such Plan Year.

                    (E) "Excess Pension Assets" means the excess, if any, of

                         (i)  the   amount   determined   under   Code   Section
                    412(c)(7)(A)(ii), over

                         (ii) the  greater of: (I) the amount  determined  under
                    Code Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                         The determination under this paragraph shall be made as
                    of the most recent valuation date of the Plan preceding the Qualified Transfer.

                    (F) "Health Benefits  Account" means an account  established and maintained under Code Section 401(h).

                    (G) "Qualified  Current Retiree Health  Liabilities"  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                    Effective  for  Qualified  Transfers  occurring on or before
               December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code
               Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         18.2     Application for and commencement of Coverage.

         (a) Every Pensioned Employee, as defined in Section 18.1, shall be entitled to apply for coverage for himself and his eligible Dependents.

         (b) If the required contributions for coverage of a covered individual have been paid in advance in accordance with Article XVIII, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered under a prior medical plan maintained by the Employer on December 31, 1996 or the day before the retirement of a Pensioned Employee, shall continue under Article XVIII commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under Article XVIII.

         18.3 Medical benefits. The medical benefits provided under this Article XVIII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit C and specifically incorporated herein by reference in its entirety, and as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         18.4     Termination of coverage.

          (a) Coverage of any Pensioned Employee shall cease as follows:

               (1) when Article XVIII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit C.

          (b) Coverage of any Dependent shall cease as follows:

               (1) when Article XVIII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit C.

         18.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVIII to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVIII upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVIII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVIII, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Dependent electing continued coverage under this Section 18.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

               (1) The third anniversary of the Qualifying Event;

               (2) The termination of Article XVIII of the Plan;

               (3) The failure of the Pensioned Employee or Dependent to pay any required contribution when due;

               (4) The date on which the Pensioned Employee or Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

               (5) The date the Dependent spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

         (d) Any election to continue coverage under this Section 18.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 18.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 18.5(a)(1)(B) or
(C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 18.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

         18.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVIII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees in amounts determined in the sole discretion of the Employer from time to time. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under Article XVIII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVIII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVIII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this Article XVIII. In no event at any time prior to the satisfaction of all liabilities under this Article XVIII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVIII.

         The minimum amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVIII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVIII after
Article XVIII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVIII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVIII.

         18.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVIII. No person shall become covered under this Article XVIII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVIII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         18.8 Amendment of Article XVIII. The Employer reserves the right, through action of its Board of Directors pursuant to Section 13.1, to amend
Article XVIII (including Exhibit C) or the Trust without the consent of any Pensioned Employee, or any Dependent of a Pensioned Employee, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This
Article XVIII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVIII.

         18.9 Termination of Article XVIII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVIII or permanently discontinue contributions at any time in its sole discretion. This Article XVIII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVIII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit C to
Section 18.3 of the Plan to its Pensioned Employees, this Article XVIII of the Plan shall automatically terminate with respect to the Pensioned Employees of such Employer without the requirement of any action by such Employer.

         18.10 Reversion of Assets upon Termination. Upon the termination of this Article XVIII and the satisfaction of all liabilities under this Article XVIII, any remaining assets in the separate account described in Section 18.6 shall be returned to the Employer.

                         GEORGIA POWER COMPANY SCHEDULE


=================== ============================================================
    GPC ss. NO.                         GPC PLAN TEXT
=================== ============================================================
ss. 1.14(a)              1.14  (a)  "Earnings"  with  respect  to  any  Employee
                    including any Employee whose service is terminated by reason of disability (as defined in Section 4.4) means (1) the highest annual rate of salary or wages of an Employee of the Employer or employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) monthly shift and seven-day differentials and nuclear plan premiums, (3) all amounts contributed by the Employer or any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of
                    Section 401(k) of the Code, (4) all amounts contributed by the Employer or any Affiliated Employer to The Southern
                    Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (5) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by the Employer or any Affiliated Employer.

=================== ============================================================
ss. 1.14(d)              (d) Notwithstanding the above,  "Earnings" with respect
                    to an Employee who is a member of Local Union 84 of I.B.E.W., who is eligible to be included in the Plan, and who is granted a leave of absence by the Employer to carry on union business, shall be determined pursuant to Section
                    4.2 of the Plan.

=================== ============================================================
ss. 1.17

                         1.17 "Employee" means any person who is currently employed by the Employer as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee, or (d) a Temporary Full-Time or Temporary Part-Time employee, as such terms are defined in the Corporate Guidelines of the Employer. The term also includes "leased employees" within the meaning of Section 414(n)(2) of the Code, unless the total number of leased employees constitutes less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) and such leased employees are covered by a plan described in Section 414(n)(5)(B) of the Code.

=================== ============================================================
ss. 1.20                 Provided  there is no  duplication  of Hours of Service
                    credited in accordance with the 4th P. foregoing provisions, an Employee shall be credited with Hours of Service as though he were in the active employment of the Employer during an authorized leave of absence to carry on union business as provided in Section 4.2, if such Employee elects to receive credit for Accredited Service in accordance with
                    Section 4.2.

=================== ============================================================
ss. 2.6                  2.6  Exclusion  of  certain  categories  of  employees.
                    Notwithstanding any other provision of this Article II, leased employees shall not be eligible to participate in the Plan. In addition, a Temporary Full-Time or Temporary
                    Part-Time employee, as such terms are defined in the Corporate Guidelines of the Employer, who was not participating in the Plan as an Employee prior to July 1, 1990, shall not be considered to be an Employee for purposes of this Plan and shall not be entitled to any benefits hereunder. Lastly, any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies.


=================== ============================================================

ss. 4.2                  An  Employee  who is a  member  of  Local  Union  84 of
2nd P. I.B.E.W. who is eligible to be included in the Plan will be credited with Accredited Service for the period (or portion of the period) after January 1, 1984, of a leave of absence granted by the Employer to permit him to carry on union business at the international office of I.B.E.W., but only if such Employee elects in writing on or before the beginning of a Plan Year to receive such credit for Accredited Service for such Plan Year. For the purposes of determining the Earnings of such Employee during the period (or portion of the period) after January 1, 1978 of such leave of absence, he shall be deemed to have received Earnings at the rate of Earnings being paid to him at the time of his leave of absence for union business commenced, adjusted from time to time during the period of such leave of absence for any general wage increase or decrease during such period applicable to Employees in the category of employment in which the Employee was employed at the time his leave of absence commenced.

=================== ============================================================

                                  Schedule GPC




                                  ARTICLE XVII

                        Post-retirement Medical Benefits

         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early, Normal, or Deferred Retirement Date, as applicable. A "Pensioned Employee" shall not include any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under Section 8.1 or 8.2 of the Plan; a Key Employee, as defined in Section 14.6(g); or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) "Dependents" means the Pensioned Employee's spouse who is not legally separated or, effective January 1, 1991, divorced from the Pensioned Employee and the Pensioned Employee's unmarried children (both natural and legally adopted) within the prescribed age limit set forth below. The term "children" includes stepchildren and foster children who reside with the Pensioned Employee in a regular parent-child relationship and are dependent upon the Pensioned Employee for principal support and maintenance. The term Dependent shall not include any person who is covered, or eligible for coverage, under the Plan as a Pensioned Employee or who is entitled to any benefits under any provisions of this Plan because of having been covered as a Pensioned Employee.

         Children shall be considered to be within the prescribed age limit if they are less than nineteen (19) years of age, except that unmarried children shall continue to be eligible until the December 31 coinciding with or next following attainment of age nineteen (19). Unmarried children age nineteen (19), but less than age twenty-five (25), shall continue to be within the prescribed age limit if they are regularly attending school on a full-time basis. Effective January 1, 1991, for purposes of this Article XVII, an unmarried child shall be considered to be regularly attending school on a full-time basis if such child is enrolled in and regularly attending a secondary school or an accredited vocational school, College or University (as defined under Exhibit A) and meets the minimum requirements of such school, College or University to maintain full-time status. This shall also include an unmarried child who is enrolled as a part-time student at one of the above institutions while such individual is taking a course load that is equivalent to the minimum course load required for full-time student status at such institution.

         If both a husband and his wife are covered under this Plan as Pensioned Employees of the Employer, either, but not both, may elect to cover their eligible children as Dependents.

         Any person covered or eligible for coverage under Article XVII as a Pensioned Employee, or under any group medical plan maintained by the Employer as an Employee, shall not be considered as a Dependent.

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 17.1(c)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                           (B) Subject to the provisions of Sections 17.1(c)(3),
                  (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                    (i) is made after the close of the Plan Year
                           preceding the Employer's first Plan Year beginning after December 31, 1990, and before the earlier of
                           (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                    (ii) does not exceed the expenditures of the
                           Employer for Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                                    (iii) The reduction described in the second
                           paragraph of Section 17.1(c)(6)(G) shall not apply to a transfer described in Section 17.1(c)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 17.1(c)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(c)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(c)(1)(B), the requirements of this Section 17.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(c)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                    (A) "Applicable Employer Cost" means, with respect to any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                    (B) "Applicable Health Benefits" means health benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                    (C) "Benefit  Maintenance  Period"  means the period of five
               (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                    (D) "Cost  Maintenance  Period" means the period of five (5)
               Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under Section 17.1(c)(6)(A) for such Plan Year.

                    (E) "Excess Pension Assets" means the excess, if any, of

                         (i)  the   amount   determined   under   Code   Section
                    412(c)(7)(A)(ii), over

                         (ii) the  greater of: (I) the amount  determined  under
                    Code Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                         The determination under this paragraph shall be made as
                    of the most recent valuation date of the Plan preceding the Qualified Transfer.

                    (F) "Health Benefits  Account" means an account  established and maintained under Code Section 401(h).

                    (G) "Qualified  Current Retiree Health  Liabilities"  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                    Effective  for  Qualified  Transfers  occurring on or before
               December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code
               Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2     Eligibility of Pensioned Employees and their Dependents.

         (a) A person who is a Pensioned Employee on January 1, 1997 shall be eligible for coverage as a Pensioned Employee on January 1, 1997, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee, or is deemed covered as determined by the Retirement Board.

         (b) An Employee who becomes a Pensioned Employee on or after January 1, 1997 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (c) Effective January 1, 1989, a Dependent of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Dependent and (3) the date of the payment of any contribution required of the Pensioned Employee with respect to the Dependent.

         (d) Notwithstanding paragraph (c) above, effective January 1, 1991, a Dependent of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Dependent.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare Parts A and B and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4     Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         (b)      Coverage of any Dependent shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         17.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVII to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVII upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVII, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Dependent electing continued coverage under this Section 17.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1) The third anniversary of the Qualifying Event;

                    (2) The termination of Article XVII of the Plan;

                    (3) The failure of the  Pensioned  Employee or  Dependent to pay any required contribution when due;

                    (4) The date on which the  Pensioned  Employee or  Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                    (5) The date the  Dependent  spouse  becomes  covered  under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

         (d) Any election to continue coverage under this Section 17.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 17.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 17.5(a)(1)(B) or
(C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 17.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this
Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this
Article XVII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Dependents of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                           GULF POWER COMPANY SCHEDULE


============= ==================================================================
GULF ss. NO.                          GULF PLAN TEXT
============= ==================================================================

ss. 3.3                  3.3 Retirement at Deferred Retirement Date. An Employee
                    included in the Plan may remain in active service after his Normal Retirement Date. The involuntary retirement of an Employee on or after his Normal Retirement Date shall not be permitted solely on the basis of the Employee's age, except in accordance with the provisions of the Age Discrimination in Employment Act and Section 760.10 of the Florida Statutes Annotated, as amended from time to time. Termination of service of such an Employee for any reason after Normal Retirement Date shall be deemed retirement as provided in the Plan.

============= ==================================================================

                                  Schedule GULF



                                  ARTICLE XVII

                        Post-retirement Medical Benefits

         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early, Normal, or Deferred Retirement Date, as applicable. A "Pensioned Employee" shall not include any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under Section 8.1 or 8.2 of the Plan; a Key Employee, as defined in Section 14.6(g); or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) "Dependents" means (1) a Pensioned Employee's spouse, or (2) a Pensioned Employee's unmarried child from birth until his or her nineteenth
(19th) birthday. A "Dependent" shall not include anyone who (1) lives outside the United States or Canada, (2) is in the armed forces of any country, or (3) has coverage under another medical plan maintained by the Employer as an employee or as a dependent of another person. The term "child" includes (1) an adopted child, or (2) a step-child or foster-child under a Pensioned Employee's legal guardianship, but only if such step-child or foster-child is dependent on the Pensioned Employee for support and maintenance and if the step-child or foster-child lives with the Pensioned Employee in a parent-child relationship. An unmarried child who is nineteen (19) years old will be considered a Dependent until his or her twenty-third (23rd) birthday, if the child (1) is enrolled as a full-time student at an accredited school or college, and (2) is not employed on a full-time basis, and (3) has the same permanent home address as the Pensioned Employee.

         The age limit that applies to Dependent children will not apply to any covered child who becomes incapable of working and remains a Dependent of a Pensioned Employee for support and maintenance (1) before reaching the age limit, (2) due to physical handicap or mental retardation, and (3) while covered. If a claim is denied with respect to a handicapped child because he or she has reached the age limit, written proof of his or her incapacity and dependency must be furnished to the Employer. Upon receipt of this proof, further consideration will be given to the denied claim.

         The Dependent coverage being kept in force under the terms of this
Article XVII will automatically terminate (1) on the date the child is no longer incapacitated and dependent on the Pensioned Employee, or (2) on the date the child's coverage would terminate in the absence of this provision. This provision applies only to Dependent coverage under Article XVII that provides benefits based on expenses incurred for (1) medical services, (2) surgical services, or (3) dental services. It will not apply to any other type of coverage that provides benefits based on death, dismemberment, or loss of sight.

         If a Pensioned Employee's Dependents are covered by Dependent coverage when he dies, that coverage will be continued without payment of premiums for a maximum period of one year after the date of the Pensioned Employee's death. This continued coverage may be terminated before the end of the maximum period. The coverage for any Dependent will terminate on the date Article XVII terminates or the earliest of:

               (1) the date he or she reaches the age limit;

               (2) the date he or she marries or remarries;

               (3) the date he or she becomes covered as an employee under a medical plan maintained by the Employer; or

               (4) the date he or she is no longer a Dependent.

         If a Pensioned Employee's wife is pregnant when he dies, the Dependent coverage continued under these provisions will automatically extend to the newborn child or children born from that pregnancy. This coverage will take effect on the date of birth. No other Dependents acquired by a Pensioned Employee's spouse after his death will be covered by this continued coverage.

         If both a husband and his wife are covered under this Plan as Pensioned Employees of the Employer, or if the husband or wife of a Pensioned Employee is covered as an Employee under any medical plan maintained by the Employer, either, but not both, may elect to cover their eligible children as Dependents.

         Any person covered or eligible for coverage under Article XVII as a Pensioned Employee, or under any group medical plan maintained by the Employer as an Employee, shall not be considered as a Dependent.

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 17.1(c)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

               (B) Subject to the provisions of Sections 17.1(c)(3), (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                    (i) is made after the close of the Plan Year  preceding  the
               Employer's first Plan Year beginning after December 31, 1990, and before the earlier of (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                    (ii) does not exceed the  expenditures  of the  Employer for
               Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                    (iii) The  reduction  described  in the second  paragraph of
               Section  17.1(c)(6)(G) shall not apply to a transfer described in
               Section 17.1(c)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                    (B) Any assets transferred to a Health Benefits Account in a
               Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                    (C) For  purposes  of this  Section  17.1(c)(3),  any amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(c)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(c)(1)(B), the requirements of this Section 17.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(c)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 17.1(c)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                         (i)  the   amount   determined   under   Code   Section
                    412(c)(7)(A)(ii), over

                         (ii) the  greater of: (I) the amount  determined  under
                    Code Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                         The determination under this paragraph shall be made as
                    of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2     Eligibility of Pensioned Employees and their Dependents.

         (a) A person who is a Pensioned Employee on January 1, 1997 shall be eligible for coverage as a Pensioned Employee on January 1, 1997, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee, or is deemed covered as determined by the Retirement Board.

         (b) An Employee who becomes a Pensioned Employee on or after January 1, 1997 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (c) A Dependent of a Pensioned Employee shall be eligible for coverage under Article XVII on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder, (2) the date such person becomes a Dependent, and (3) the first of the month following the date that the Pensioned Employee properly elects to have Dependents covered and pays any contribution required of the Pensioned Employee with respect to the Dependent.

         (d) Notwithstanding the foregoing provisions of this Section 17.2, each person subject to the conditions described below will become eligible on the date indicated:

                  (1) The following applies if a person was at one time covered under Article XVII and is again applying for coverage:

                           (A) Any person who was in an eligible class when his
                  or her coverage was terminated due to nonpayment of premiums must prove to the Employer that he or she is in good health.

                           (B) If a person obtained an individual conversion
                  policy after his or her coverage terminated, that person must prove to the Employer that he or she is in good health.

         For a person to prove that he or she is in good health, a physician's statement of health and/or physical exam may be required. Any cost for this must be paid by the person. If a person becomes ineligible for coverage before approval is given, but becomes eligible again at a later date and reapplies for coverage, this person will have to prove he or she is in good health at that time.

          (e) For a newborn child, Dependent coverage will take effect as follows:

                  (1) If a Pensioned Employee has Dependents covered on the child's date of birth, coverage for the newborn will take effect on that date. If an increase in premium is required, the Pensioned Employee must:

                           (A)      apply in writing for the coverage; and

                           (B)      pay the required premium that applies.

                  (2) If the Pensioned Employee does not have any Dependents covered, coverage for the newborn will not take effect until he applies for Dependent coverage. The coverage will then take effect as set forth in 17.2(c) above.

         Newborn coverage will be for injury or sickness, including care or treatment of (1) congenital defects, (2) birth abnormalities, or (3) premature birth. It will not include any benefits for normal newborn child care.

         Newborn coverage also includes coverage for the transportation of a newborn child to and from the nearest available facility. This facility must be staffed and equipped to treat his or her condition. A physician must certify that the transportation is necessary to protect the health and safety of the child. The Employer shall not pay more than $1000 at such facility.

          (f) There are cases in which coverage will not begin on the usual effective date. These cases are as follows:

                  (1) Coverage of a Pensioned Employee confined in a hospital or other facility due to sickness or injury on the date coverage would normally take effect shall not take effect until the Pensioned Employee has been discharged.

                  (2) Coverage of a Dependent, other than a newborn child, confined in a hospital or other facility due to sickness or injury on the date his or her coverage would normally take effect will not take effect until he or she has been discharged.

         Coverage for a Dependent will not take effect before coverage for a Pensioned Employee takes effect.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4     Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

               (1) when Article XVII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit A.

         (b)      Coverage of any Dependent shall cease as follows:

               (1) when Article XVII is amended, terminated, or discontinued in accordance with its terms; or

               (2) when the Pensioned Employee fails to make when due any required contribution; or

               (3) as otherwise provided in Exhibit A.

         17.5     Continuation of coverage to certain individuals.

         (a) Continuation Coverage. Each Pensioned Employee, Dependent spouse or Dependent child who is a "qualified beneficiary" and who would lose coverage under Article XVII as a result of a "qualifying event" shall be entitled to elect, within the "election period", "continuation coverage" under the Plan. For purposes of this Section 17.5, the terms "qualified beneficiary", "qualifying event", "election period" and "continuation coverage" shall have the same meanings as those provided under Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA.

         (b) Premium Requirements. The qualified beneficiary shall be required to make payment of a premium during the period of continuation coverage up to the maximum premium amount permitted under Section 4980B(f) of the Code and Title I, Subtitle B, Part 6 of ERISA for such continuation coverage. Such premium shall be periodically determined by the Plan Administrator and communicated to the qualified beneficiary.

         (c) Conversion Option. Each qualified beneficiary who elects to receive continuation coverage under Article XVII shall have the right during the 180-day period ending on the date such continuation coverage expires to enroll under a conversion health plan if such a plan is then offered by the Employer.

         (d) Notice Requirements. The Plan, the Plan Administrator and the Employer shall each provide such notice regarding continuation coverage as they may be required to provide under Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA.

         (e) Election. Except as otherwise specified in an election, an election to receive continuation coverage that is made by a Pensioned Employee or his spouse shall be deemed to include an election for continuation coverage on behalf of any other qualified beneficiary who would lose coverage under Article XVII by reason of the qualifying event giving rise to the election.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this
Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13,1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this
Article XVII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Dependents of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                       MISSISSIPPI POWER COMPANY SCHEDULE


=============== ================================================================
  MPC ss. NO.                        MPC PLAN TEXT
=============== ================================================================

ss. 1.18                 1.18 "Employer" means  Mississippi  Power Company,  any
                    successor or successors thereof and any wholly owned subsidiary thereof which the Board of Directors may from time to time, and upon such terms and conditions as may be fixed by the Board of Directors, determine to bring under the Plan, and any other corporation which shall adopt this Plan and Trust Agreement pursuant to Section 14.1 by appropriate resolution authorized by the board of directors of said adopting corporation. The term "Employer" shall not include Electric City Merchandise Company, Inc.

=============== ================================================================

                                  Schedule MPC


                                  ARTICLE XVII

                        Post-retirement Medical Benefits

         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early, Normal, or Deferred Retirement Date, as applicable. A "Pensioned Employee" shall not include any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under Section 8.1 or 8.2 of the Plan; a Key Employee, as defined in Section 14.6(g); or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) "Dependents" means the Pensioned Employee's spouse who is not legally separated from the Pensioned Employee and the Pensioned Employee's unmarried children (both natural and legally adopted) within the prescribed age limit set forth below. The term "children" includes stepchildren and foster children who reside with the Pensioned Employee in a regular parent-child relationship and are dependent upon the Pensioned Employee for principal support and maintenance. The term Dependent shall not include any person who is covered, or eligible for coverage, under the Plan as a Pensioned Employee or who is entitled to any benefits under any provisions of this Plan because of having been covered as a Pensioned Employee.

         Children shall be considered to be within the prescribed age limit if they are less than nineteen (19) years of age. Unmarried children age nineteen
(19) but less than age twenty-five (25) continue to be within the prescribed age limit if they are (1) dependent upon the Pensioned Employee for their support and maintenance, or (2) qualify as a dependent on the Pensioned Employee's tax return. Effective March 1, 1993, unmarried children age nineteen (19) but less than age twenty-five (25) continue to be within the prescribed age limit only if they are (1) dependent upon the Pensioned Employee for support and maintenance, and (2) regularly attending school on a full-time basis. For purposes of this
Article XVII, an unmarried child shall be considered to be regularly attending school on a full-time basis if such child is enrolled in and regularly attending a secondary school or an accredited vocational school, College or University (as defined in Exhibit A) and meets the minimum requirements of such school, College or University to maintain full-time status. This shall also include an unmarried child who is enrolled as a part-time student at one of the above institutions while such individual is taking a course load that is equivalent to the minimum course load required for full-time student status at such institution.

         If both a husband and his wife are covered under this Plan as Pensioned Employees of the Employer, either, but not both, may elect to cover their eligible children as Dependents.

         Any person covered or eligible for coverage under Article XVII as a Pensioned Employee, or under any group medical plan maintained by the Employer as an Employee, shall not be considered as a Dependent.

         (c) "Covered Individual" means a Pensioned Employee or Dependent of a Pensioned Employee who is eligible to receive medical benefits under Article XVII.

         (d) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 17.1(d)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                           (B) Subject to the provisions of Sections 17.1(d)(3),
                  (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                    (i) is made after the close of the Plan Year
                           preceding the Employer's first Plan Year beginning after December 31, 1990, and before the earlier of
                           (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                    (ii) does not exceed the expenditures of the
                           Employer for Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                                    (iii) The reduction described in the second
                           paragraph of Section 17.1(d)(6)(G) shall not apply to a transfer described in Section 17.1(d)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(d)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 17.1(d)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(d)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(d)(1)(B), the requirements of this Section 17.1(d)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(d)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(d)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(d)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(d), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(d)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(d)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 17.1(d)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                                    (i) the amount determined under Code Section
                           412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2     Eligibility of Pensioned Employees and their Dependents.

         (a) A person who is a Pensioned Employee on January 1, 1997 shall be eligible for coverage as a Pensioned Employee on January 1, 1997, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee, or is deemed covered as determined by the Retirement Board.

         (b) An Employee who becomes a Pensioned Employee on or after January 1, 1997 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (c) A Dependent of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Dependent, and (3) the date of payment by the Pensioned Employee of any required contributions with respect to a Dependent.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4     Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         (b)      Coverage of any Dependent shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         17.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVII to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVII upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVII, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Dependent electing continued coverage under this Section 17.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1) The third anniversary of the Qualifying Event;

                    (2) The termination of Article XVII of the Plan;

                    (3) The failure of the  Pensioned  Employee or  Dependent to pay any required contribution when due;

                  (4) The date on which the Pensioned Employee or Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                  (5) The date the Dependent spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

         (d) Any election to continue coverage under this Section 17.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 17.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 17.5(a)(1)(B) or
(C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 17.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this
Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this
Article XVII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Dependents of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                                  Schedule SCS


                                  ARTICLE XVII

                        Post-retirement Medical Benefits

         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early, Normal, or Deferred Retirement Date, as applicable. A "Pensioned Employee" shall not include any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under Section 8.1 or 8.2 of the Plan; a Key Employee, as defined in Section 14.6(g); or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

         (b) "Dependents" means the Pensioned Employee's spouse who is not legally separated from the Pensioned Employee and the Pensioned Employee's unmarried children (both natural and legally adopted) within the prescribed age limit set forth below. The term "children" includes stepchildren and foster children who reside with the Pensioned Employee in a regular parent-child relationship and are dependent upon the Pensioned Employee for principal support and maintenance. The term Dependent shall not include any person who is covered, or eligible for coverage, under the Plan as a Pensioned Employee or who is entitled to any benefits under any provisions of this Plan because of having been covered as a Pensioned Employee.

         Children shall be considered to be within the prescribed age limit if they are less than nineteen (19) years of age. Unmarried children age nineteen
(19) but less than age twenty-four (24) continue to be within the prescribed age limit if they are (1) attending school on a full-time basis as defined by the school and are dependent upon the Pensioned Employee for more than half of their support, or (2) attending school on a part-time basis, receiving medical treatment prescribed by an attending physician, and are dependent upon the Pensioned Employee for more than half of their support. The attending physician must also certify that the Dependent is mentally or physically unable to attend school on a full-time basis.

         If both a husband and his wife are covered under this Plan as Pensioned Employees of the Employer, either, but not both, may elect to cover their eligible children as Dependents.

         Any person covered or eligible for coverage under Article XVII as a Pensioned Employee, or under any group medical plan maintained by the Employer as an Employee, shall not be considered as a Dependent.

         (c) "Covered Individual" means a Pensioned Employee or Dependent of a Pensioned Employee who is eligible to receive medical benefits under Article XVII.

         (d) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 17.1(d)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                    (B) Subject to the  provisions of Sections  17.1(d)(3),  (4)
               and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                    (i) is made after the close of the Plan Year
                           preceding the Employer's first Plan Year beginning after December 31, 1990, and before the earlier of
                           (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                    (ii) does not exceed the expenditures of the
                           Employer for Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                                    (iii) The reduction described in the second
                           paragraph of Section 17.1(d)(6)(G) shall not apply to a transfer described in Section 17.1(d)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(d)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 17.1(d)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(d)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(d)(1)(B), the requirements of this Section 17.1(d)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(d)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(d)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(d)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(d), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                    (A) "Applicable Employer Cost" means, with respect to any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(d)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(d)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 17.1(d)(6)(A) for such Plan Year.

                    (E) "Excess Pension Assets" means the excess, if any, of

                         (i)  the   amount   determined   under   Code   Section
                    412(c)(7)(A)(ii), over

                         (ii) the  greater of: (I) the amount  determined  under
                    Code Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                         The determination under this paragraph shall be made as
                    of the most recent valuation date of the Plan preceding the Qualified Transfer.

                    (F) "Health Benefits  Account" means an account  established and maintained under Code Section 401(h).

                    (G) "Qualified  Current Retiree Health  Liabilities"  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                    Effective  for  Qualified  Transfers  occurring on or before
               December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code
               Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2      Eligibility of Pensioned Employees and their Dependents.

         (a) A person who is a Pensioned Employee on January 1, 1997 shall be eligible for coverage as a Pensioned Employee on January 1, 1997, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee, or is deemed covered as determined by the Retirement Board.

         (b) An Employee who becomes a Pensioned Employee on or after January 1, 1997 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

         (c) A Dependent of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Dependent.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4      Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         (b)      Coverage of any Dependent shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         17.5      Continuation of coverage to certain individuals.

         (a) Anything in Article XVII to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVII upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVII, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Dependent electing continued coverage under this Section 17.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1) The third anniversary of the Qualifying Event;

                    (2) The termination of Article XVII of the Plan;

                    (3) The failure of the  Pensioned  Employee or  Dependent to pay any required contribution when due;

                  (4) The date on which the Pensioned Employee or Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                  (5) The date the Dependent spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

         (d) Any election to continue coverage under this Section 17.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 17.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 17.5(a)(1)(B) or
(C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 17.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XVII shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this
Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this
Article XVII. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Dependents of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                SOUTHERN NUCLEAR OPERATING COMPANY, INC. SCHEDULE


================== =============================================================
    SONOPCO
     ss. NO.                              SONOPCO PLAN TEXT
================== =============================================================

ss. 1.13(a) & (b)        1.13  (a)  "Earnings"  with  respect  to  any  Employee
                    including any Employee whose service is terminated by reason of disability (as defined in Section 4.3) means (1) the highest annual rate of salary or wages of an Employee of the Employer or employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) with respect to Plan Years beginning after January 1, 1991, monthly shift and seven-day differentials and nuclear plan premiums, (3) all amounts contributed by the Employer or any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of
                    Section 401(k) of the Code, (4) all amounts contributed by the Employer or any Affiliated Employer to The Southern
                    Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (5) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by the Employer or any Affiliated Employer.


================== =============================================================

ss. 1.14                 1.14 "Effective Date" means the original effective date
                    of the Plan, January 1, 1991. The effective date of this amendment and restatement is also January 1, 1991.

================== =============================================================
================== =============================================================

ss. 1.32                 1.32  "Social  Security  Offset"  shall  mean an amount
                    equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $250 per month on and after January 1, 1991, and for Employees who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with his Employer or any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

================== =============================================================

ss. 2.2                  2.2 Employees  represented  by a collective  bargaining
                    agent. An The Employer recognizes Local 84 and System Council U-19 of the International Brotherhood of Electrical Workers as the exclusive representative of all employees covered by the Memorandum of Agreement between Local Union No. 84 and System Council U-19 and the Employer, and it is further agreed that these employees are eligible to participate in accordance with the provisions of the Plan. Any other Employee who is represented by a collective bargaining agent may participate in the Plan, subject to its terms, if the representative(s) of his bargaining unit and the Employer mutually agree to participation in the Plan by members of his bargaining unit.

================== =============================================================

ss. 2.3                  An  Employee  not  already  included in the Plan who is
                    granted a leave of absence on or after 3rd P. January 1, 1991 to serve as Business Manager or Assistant Business Manager of System Council U-19, or to carry on union business at the local or international offices of the I.B.E.W. Local No. 84, and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Hours of Service as though the period of absence was a period of active employment with the Employer for the period (or portion of the period). Such
                    Employee shall be included in the Plan when he meets the requirements of this Article II if he is, on the date of such inclusion, on such leave of absence or has returned to the active employment of the Employer. The crediting of Hours of Service with respect to such Employee shall continue only so long as such Employee remains on leave in such capacity as stated above.

================== =============================================================

ss. 4.1(a)                4.1  Accredited Service.

                         (a) Each Employee  meeting the  requirements of Article
                    II shall be credited with Accredited Service as set forth in
                    (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is a "participant in the Plan" within the meaning of that term as defined in paragraph (a) of Section 5.11 shall be credited with Accredited Service during all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under paragraph (b) of Section 5.11. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under Section 4.3 , and persons in the Armed Forces who are not "participants in the Plan" within the meaning of that term as defined in paragraph (a) of Section 5.11 shall not be credited with Accredited Service for the period of such absence.

================== =============================================================

ss. 4.1(a)               An Employee who is on an approved leave of absence from
                    the Employer to serve as Business Manager or Assistant Business Manager for System Council U-19, or to carry on union business at the local or international office of I.B.E.W. Local No. 84 and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Accredited Service for the period (or portion of the period) after January 1, 1991 covered by such timely written election. For the purpose of determining the Earnings of such Employee during the period (or portion of the period) after January 1, 1991, of such leave of absence, he shall be deemed to have received Earnings at the rate of Earnings being paid to him at the time of his leave of absence for union business commenced, adjusted during such leave of absence for any general wage increase or decrease during such period applicable to Employees in the category of employment in which the Employee was employed at the time his leave of absence commenced.

================== =============================================================



================== =============================================================
ss. 5.1                  5.1 Normal Retirement  Income.  The monthly  Retirement
                    Income payable as a single life annuity to an Employee included in the Plan who retires from the service of the Employer at his Normal Retirement Date, subject to the limitations of Article VI, shall be the greater of (a) and
                    (b):

                         (a) $25.00 times an Employee's years of Accredited Service; and

                         (b) the  Minimum  Retirement  Income as  determined  in
                    accordance with Section 5.2.

================== =============================================================

                                Schedule SONOPCO



                                  ARTICLE XVII

                        Post-retirement Medical Benefits
                   After Attainment of Normal Retirement Date
1
         17.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer (1) who is eligible to receive Retirement Income after the attainment of his Normal or Deferred Retirement Date, as applicable, pursuant to the terms of the Plan,
(2) who was insured under the group health plan of the Employer on the last day worked prior to retirement, (3) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (4) who resides in the United States, (5) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before attainment of Medicare eligibility, the premiums for hospitalization and medical coverage were being deducted from his Retirement Income continuously until his eligibility for Medicare, and (6) who was insured under the group health plan of the Employer on the last day worked prior to qualifying for benefits under the long-term disability plan of the Employer. A "Pensioned Employee" shall not include (1) any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under the Plan, (2) a Key Employee, as defined in Section 14.6(g), (3) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees, or (4) any individual classified by the Employer as a temporary employee, a leased employee or an independent contractor.

         (b) "Spouse" means the Pensioned Employee's spouse (1) who is not legally separated from the Pensioned Employee, (2) who was insured under the group health plan of the Employer on the last day prior to the Pensioned Employee's retirement, (3) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (4) who resides in the United States, (5) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before his Spouse became eligible for Medicare, premiums for hospitalization and medical coverage for both the Pensioned Employee and his Spouse were being deducted from his Retirement Income continuously until his Spouse became eligible for Medicare, and (6) in the case of a surviving spouse of a deceased Pensioned Employee, who was insured as a Spouse at the time of the Pensioned Employee's death.

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 17.1(c)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                           (B) Subject to the provisions of Sections 17.1(c)(3),
                  (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                    (i) is made after the close of the Plan Year
                           preceding the Employer's first Plan Year beginning after December 31, 1990, and before the earlier of
                           (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                    (ii) does not exceed the expenditures of the
                           Employer for Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                                    (iii) The reduction described in the second
                           paragraph of Section 17.1(c)(6)(G) shall not apply to a transfer described in Section 17.1(c)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 17.1(c)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.1(c)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Spouse under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 17.1(c)(1)(B), the requirements of this Section 17.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 17.1(c)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 17.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 17.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 17.1(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Spouses.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 17.1(c)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                                    (i) the amount determined under Code Section
                           412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         17.2     Eligibility of Pensioned Employees and their Spouses.

         (a) An Employee who becomes a Pensioned Employee shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was insured as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee and has authorized the deduction from his Retirement Income of any applicable contributions required of Pensioned Employees under this Article XVII.

         (b) A Spouse of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Spouse, provided the Pensioned Employee has authorized the deduction from his Retirement Income of any applicable contributions required of Pensioned Employees under this Article XVII.

         17.3 Medical benefits. The medical benefits provided under this Article XVII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         17.4     Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         (b)      Coverage of a Spouse shall cease as follows:

                    (1)  when   Article   XVII  is   amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit A.

         17.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVII to the contrary notwithstanding, a Pensioned Employee or Spouse shall be entitled to elect continued medical coverage as provided under the terms of Article XVII upon the occurrence of a Qualifying Event, provided such Pensioned Employee or Spouse was entitled to benefits under Article XVII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee or Spouse, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from his Spouse, or (C) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Spouse electing continued coverage under this Section 17.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee or Spouse shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1) The third anniversary of the Qualifying Event;

                    (2) The termination of Article XVII of the Plan;

                    (3) The failure of the  Pensioned  Employee or Spouse to pay any required contribution when due;

                  (4) The date on which the Pensioned Employee or Spouse first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                  (5) The date the Spouse becomes covered under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Spouse.

         (d) Any election to continue coverage under this Section 17.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee or Spouse receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Spouse, if any, written notice of the rights provided in this Section 17.5. The Pensioned Employee or Spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 17.5(a)(1)(B), and the Employer shall provide the Spouse written notice of the rights provided in this Section 17.5 within fourteen (14) days thereafter.

         17.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVII. In the event that a Pensioned Employee's interest in an account, or his Spouses', maintained pursuant to this Article XVII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVII. In no event at any time prior to the satisfaction of all liabilities under this Article XVII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertaining and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVII after Article XVII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of contributions of the medical benefits (measured from January 1, 1991) plus the contributions of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of contributions of retirement benefits under the Plan (other than past service credits), the aggregate of contributions of the medical benefits and the contributions of any life insurance protection (both measured from January 1, 1991). Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Spouse shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVII.

         17.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because his Spouse has become ineligible for coverage under this
Article XVII. No person shall become covered under this Article XVII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         17.8 Amendment of Article XVII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVII (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee or his Spouse, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Spouse prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XV, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or Spouse any right to continued benefits under this Article XVII.

         17.9 Termination of Article XVII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVII or permanently discontinue contributions at any time in its sole discretion. This Article XVII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this
Article XVII. In the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 17.3 of the Plan to its Pensioned Employees, this Article XVII of the Plan shall automatically terminate with respect to the Pensioned Employees and their Dependents of such Employer without the requirement of any action by such Employer.

         17.10 Reversion of assets upon termination. Upon the termination of this Article XVII and the satisfaction of all liabilities under this Article XVII, all remaining assets in the separate account described in Section 17.6 shall be returned to the Employer.

                                  ARTICLE XVIII

                     Post-retirement Medical Benefits prior
                     to attainment of Normal Retirement Date

1
         18.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early Retirement Date, and prior to attainment of his Normal Retirement Date, pursuant to the terms of the Plan, and who was insured, or is deemed to be insured by the Retirement Board, under the group health plan of the Employer on the last day worked prior to his retirement and who is not yet eligible for Medicare. A "Pensioned Employee" shall not include (1) a Key Employee, as defined in Section 14.6(g), (2) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section
14.1 hereof but does not provide medical benefits to its Pensioned Employees,
(3) any individual who is classified by the Employer as a temporary employee, a leased employee, or an independent contractor, or (4) any former Employee who terminated his service with the Employer prior to his Early, Normal, or Deferred Retirement Date and who is entitled to Retirement Income under Section 8.1 or
8.2 of the Plan.

         (b) "Dependents" means a person who was insured by the Pensioned Employee under the Employer's program of medical insurance on the last day prior to retirement and who is:

                    (1) the spouse of the Pensioned Employee, or

                    (2) an unmarried child of either or both under nineteen (19)
               years of age, or

                    (3) an unmarried  child of either or both  between  nineteen
               (19) and twenty-five (25) years of age who is a full-time student in a course of study or training (approved by the Employer), not employed on a regular full-time basis and chiefly dependent upon the Pensioned Employee for support, or

                    (4) an unmarried  child of either or both who is mentally or
               physically   incapacitated   (as  evidenced  by  a  statement  of
               incapacitation from the child's physician) and incapable of self-support and chiefly dependent upon the Employee for support. The incapacity must occur prior to age nineteen (19) and the child or stepchild must have continuous coverage from the date of the occurrence of the incapacity.

                  The term "child" as used in this definition is limited to the following:

                  (1)      Any natural child of the Pensioned Employee;

                  (2) Any child of the Pensioned Employee's spouse who regularly and permanently resides with the Pensioned Employee and such spouse in a parent-child relationship during the marriage; and

                  (3) A child placed for adoption with the Pensioned Employee (as such term is defined in Exhibit B).

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) (A) Except as provided in Section 18.1(c)(1)(B) below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                           (B) Subject to the provisions of Sections 18.1(c)(3),
                  (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                    (i) is made after the close of the Plan Year
                           preceding the Employer's first Plan Year beginning after December 31, 1990, and before the earlier of
                           (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                    (ii) does not exceed the expenditures of the
                           Employer for Qualified Current Retiree Health Liabilities for such preceding Plan Year.

                                    (iii) The reduction described in the second
                           paragraph of Section 18.1(c)(6)(G) shall not apply to a transfer described in Section 18.1(c)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 18.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 18.1(c)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 18.1(c)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 18.1(c)(1)(B), the requirements of this Section 18.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 18.1(c)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 18.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 18.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 18.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                    (A) "Applicable Employer Cost" means, with respect to any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 18.1(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                    (B) "Applicable Health Benefits" means health benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                    (C) "Benefit  Maintenance  Period"  means the period of five
               (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                    (D) "Cost  Maintenance  Period" means the period of five (5)
               Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 18.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under Section 18.1(c)(6)(A) for such Plan Year.

                    (E) "Excess Pension Assets" means the excess, if any, of

                         (i)  the   amount   determined   under   Code   Section
                    412(c)(7)(A)(ii), over

                         (ii) the  greater of: (I) the amount  determined  under
                    Code Section 412(c)(7)(A)(i), or (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                         The determination under this paragraph shall be made as
                    of the most recent valuation date of the Plan preceding the Qualified Transfer.

                    (F) "Health Benefits  Account" means an account  established and maintained under Code Section 401(h).

                    (G) "Qualified  Current Retiree Health  Liabilities"  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                    Effective  for  Qualified  Transfers  occurring on or before
               December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code
               Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

         18.2     Application for and commencement of coverage.

         (a) Every Pensioned Employee, as defined in Section 18.1, shall be entitled to apply for coverage for himself and his eligible Dependents, provided such Pensioned Employee shall authorize the deduction from his Retirement Income of any applicable contributions required of Pensioned Employees under this
Article XVIII.

         (b) If the required contributions for coverage of a Pensioned Employee and his Dependents have been paid in advance in accordance with Article XVIII, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered, or deemed to be continuously covered by the Retirement Board, under a prior medical plan maintained by the Employer on the day before the retirement of a Pensioned Employee shall continue under Article XVIII commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under
Article XVIII.

         18.3 Medical benefits. The medical benefits provided under this Article XVIII by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit B and specifically incorporated herein by reference in its entirety, and as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

         18.4     Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                    (1)  when   Article   XVIII  is  amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit B.

         (b)      Coverage of any Dependent shall cease as follows:

                    (1)  when   Article   XVIII  is  amended,   terminated,   or
               discontinued in accordance with its terms; or

                    (2) when the Pensioned  Employee  fails to make when due any required contribution; or

                    (3) as otherwise provided in Exhibit B.

         Unless the coverage of a Dependent shall otherwise cease as provided in this Section 18.4(b), such coverage shall not terminate when the Pensioned Employee ceases to be covered under this Article XVIII, provided such Pensioned Employee elects coverage under Article XVII above.

         18.5     Continuation of coverage to certain individuals.

         (a) Anything in Article XVIII to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVIII upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVIII on the day prior to the Qualifying Event.

                  (1) "Qualifying Event" means with respect to any Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVIII, or (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

         (b) The Pensioned Employee or Dependent electing continued coverage under this Section 18.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

         (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                    (1) The third anniversary of the Qualifying Event;

                    (2) The termination of Article XVIII of the Plan;

                    (3) The failure of the  Pensioned  Employee or  Dependent to pay any required contribution when due;

                    (4) The date on which the  Pensioned  Employee or  Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                    (5) The date the  Dependent  spouse  becomes  covered  under another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

         (d) Any election to continue coverage under this Section 18.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and (2) ending sixty (60) days following the later of the date described in (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

         (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this Section 18.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 18.5(a)(1)(B) or
(C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 18.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

         18.6     Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVIII will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XVIII. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVIII. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVIII is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
Article XVIII. In no event at any time prior to the satisfaction of all liabilities under this Article XVIII shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article XVIII.

         The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVIII, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVIII after Article XVIII is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

         The medical benefits provided under this Article XVIII, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

         The aggregate of contributions of the medical benefits (measured from January 1, 1991) plus the contributions of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of contributions of retirement benefits under the Plan (other than past service credits), the aggregate of contributions of the medical benefits and the contributions of any life insurance protection (both measured from January 1, 1991). Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in Section 6.5(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVIII.

         18.7 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this
Article XVIII. No person shall become covered under this Article XVIII for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVIII shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

         18.8 Amendment of Article XVIII. The Employer reserves the right, through action of its Board of Directors, to amend Article XVIII (including Exhibit B) or the Trust without the consent of any Pensioned Employee or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVIII, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this
Article XVIII.

         18.9 Termination of Article XVIII. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVIII or permanently discontinue contributions at any time in its sole discretion. This Article XVI, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this
Article XVIII. In the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit B to
Section 18.3 of the Plan to its Pensioned Employees, this Article XVIII of the Plan shall automatically terminate with respect to the Pensioned Employees of such Employer without the requirement of any action by such Employer.

         18.10 Reversion of assets upon termination. Upon the termination of this Article XVIII and the satisfaction of all liabilities under this Article XVIII, any remaining assets in the separate account described in Section 18.6 shall be returned to the Employer.

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